UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

COHEN & COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INFORMATION ABOUT THE ANNUAL MEETING
April 17, 2025
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc., which will be held on June 4, 2025, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2025, where you will be able to listen to the annual meeting live, submit questions and vote. Please see the “How You May Vote” section of our proxy statement for more details regarding the logistics of the virtual meeting, including the ability of stockholders to submit questions during the annual meeting, and technical details and support related to accessing the virtual platform for the annual meeting.
We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders (also known as “record holders”) who directly owned shares of our common stock, our Series E Voting Non-Convertible Preferred Stock and/or our Series F Voting Non-Convertible Preferred Stock (collectively, our “voting preferred stock”) as of the close of business on April 10, 2025, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about April 17, 2025, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2025 proxy statement and our annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, such Notice contains instructions on how you can receive a paper copy of our proxy statement and annual report.
The attached proxy statement, with the accompanying formal notice of the annual meeting, describes the matters expected to be acted upon at the annual meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.
Your vote is very important. You may vote your shares of our common stock and/or our voting preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may also vote by signing, dating and mailing the proxy card in the postage-paid envelope provided. Instructions regarding these methods of voting are contained in our proxy materials. If you attend the annual meeting online, you may continue to have your shares of our common stock and/or our voting preferred stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of our common stock and/or our voting preferred stock at the annual meeting. You may also vote your shares of our common stock and/or our voting preferred stock by voting online at the annual meeting if you do not submit a proxy.
On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.
Sincerely,
Daniel G. Cohen
Executive Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION
Cohen & Company Inc.’s stockholders of record on the close of business on April 10, 2025, the record date for the 2025 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

COHEN & COMPANY INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Cohen & Company Inc.:
Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc., a Maryland corporation (the “Company”), will be held on June 4, 2025, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2025, where you will be able to listen to the annual meeting live, submit questions and vote. To join the annual meeting, you will need to have your 16-digit control number, which is included in the Notice of Internet Availability of Proxy Materials (the “Notice”) and the proxy card which has been sent to you or, if you are a beneficial owner of shares who did not receive such control number, it may be obtained upon request to the broker, bank, or other nominee that holds your shares on your behalf. Please see the “How You May Vote” section of our definitive proxy statement in connection with the annual meeting, filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”), for more details regarding the logistics of the virtual annual meeting, including the ability of stockholders to submit questions at the annual meeting, and technical details and support related to accessing the virtual platform for the annual meeting.
The annual meeting will be held for the following purposes:
1.
To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.
To approve Amendment No. 3 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,900,000 shares to 2,500,000 shares;

3.
To approve, on a nonbinding advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement;

4.
To vote, on a nonbinding advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company;

5.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

6.
To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

We are furnishing proxy materials to you electronically, via the Internet, instead of mailing printed copies of those materials to each stockholder. We believe that this process expedites receipt of our proxy materials by stockholders, while lowering the costs and reducing the environmental impact of our annual meeting. We have provided the Notice to our stockholders of record on April 10, 2025. The Notice contains instructions on how to access the Proxy Statement and the Company’s 2024 Annual Report over the Internet and how to vote online. The Notice also includes instructions on how you can request and receive paper copies of the Proxy Statement and Company’s 2024 Annual Report for the annual meeting should you wish to do so.
Our Board of Directors has fixed the close of business on April 10, 2025 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.01 per share, our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Executive Chairman of the Company’s Board of Directors, to our Board of

Directors at the annual meeting, as further described in the section below entitled “Rights of Certain Stockholders to Nominate Directors” under Proposal One — Election of Directors.
Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials; (2) over the Internet prior to the meeting, as instructed in our proxy materials; (3) by mail if you received your proxy materials by mail, by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided; or (4) by attending the annual meeting over the Internet. For specific instructions on voting, please refer to our proxy materials or the information regarding the annual meeting forwarded to your broker, bank or other holder of record. Any stockholder of the Company attending the annual meeting over the Internet may vote at the annual meeting even if such stockholder has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting online to vote and your shares are registered with our transfer agent, Computershare, or in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee, as described in the Proxy Statement.
By Order of the Board of Directors,
Dennis J. Crilly
Secretary
April 17, 2025

i

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025
INFORMATION ABOUT THE ANNUAL MEETING
Why You Have Received This Proxy Statement
You have received these proxy materials because the Board of Directors (the “Board” or the “Board of Directors”) of Cohen & Company Inc., a Maryland corporation (the “Company”), is soliciting your proxy to vote your shares at the Company’s 2025 Annual Meeting of Stockholders, or the meeting, scheduled to be held on June 4, 2025 at 10:00 a.m., Eastern Time. The meeting will be held entirely online. Stockholders of record as of the close of business on April 10, 2025, the record date for the annual meeting, will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2025 and using the login instructions described below (see “Meeting Login Instructions” below). Even if you plan to attend the meeting online, we recommend that you also vote by proxy prior to the meeting, as described herein, so that your vote will be counted if you ultimately decide not to attend the meeting online.
This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 17, 2025, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock and our voting preferred stock (known as “record holders”) as of the close of business on April 10, 2025. In addition, on or about April 17, 2025, the Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access this proxy statement and our 2024 Annual Report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 10, 2025.
Notice of Electronic Availability of Proxy Statement and Annual Report
As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 17, 2025, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our 2024 Annual Report online, as well as how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials or our 2024 Annual Report in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in our proxy statement and our 2024 Annual Report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials and our 2024 Annual Report, you should follow the instructions contained in the Notice for requesting such printed materials.
Who May Vote
Only holders of record of shares of our common stock, par value $0.01 per share (“common stock”), our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”), and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”), at the close of business on April 10, 2025, the record date for the meeting (the “record date”), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement of the meeting. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of the record date, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of the record date, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of the record date.

How You May Vote
You may vote using any of the following methods:
1. VOTE BY MAIL:
If you are a record holder of our shares, you will have received our proxy materials by mail, and you may vote by marking, signing and dating the proxy card included in such proxy materials and returning the proxy card in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card without indicating your vote, the named proxies will vote your shares in favor of the Company’s nominees named in this proxy statement and in favor of all other proposals outline in our proxy materials.
2. VOTE BY TELEPHONE OR OVER THE INTERNET:
Whether you have received your proxy materials by mail or the Notice by mail, you may authorize a proxy by telephone or over the Internet by following the instructions in the proxy card attached to your proxy materials or Notice, as applicable. If you hold shares of the Company’s common stock, Series E Preferred Stock and/or Series F Preferred Stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the proxy card attached to your proxy materials or the Notice, as applicable, to the Company by mail.
3. VOTE BY ATTENDING THE ANNUAL MEETING OVER THE INTERNET:
The meeting will be held entirely online. Stockholders of record as of April 10, 2025 will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2025 and using the login instructions described below (see “Meeting Login Instructions” below). Even if you plan to attend the meeting online, we recommend that you vote by proxy prior to the meeting, as described herein, so that your vote will be counted if you ultimately decide not to or cannot attend the meeting online.
Access to the Audio Webcast of the Annual Meeting.   The live audio webcast of the meeting will begin promptly at 10:00 a.m., Eastern Time, on June 4, 2025. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to login and test the computer audio system. We encourage our stockholders to access the meeting at least 15 minutes prior to its start time.
Meeting Login Instructions.   To attend the meeting online, login at www.virtualshareholdermeeting.com/COHN2025. Stockholders will need their unique 16-digit control number, which appears on the Notice or the proxy card sent to them by mail. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting. If, for any reason, you are unable to locate your control number, you will still be able to join the virtual meeting as a guest, by accessing www.virtualshareholdermeeting.com/COHN2025 and following the guest login instructions; however, if you log into the meeting as a guest, you will not be able to vote your shares or ask questions at the meeting.
Submitting Questions at the Virtual Annual Meeting.   As part of the meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance.   Beginning 30 minutes prior to the start of and during the meeting, we will have support team members ready to assist our stockholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the meeting, please call our support team at the telephone number posted on www.virtualshareholdermeeting.com/COHN2025.
Availability of Live Webcast to Team Members and Other Constituents.   The live audio webcast of the meeting will be available to not only our stockholders, but also to other constituents. Such constituents will be able to attend the online platform for the meeting by accessing

www.virtualshareholdermeeting.com/COHN2025 and following the guest login instructions; however, such guests will not be able to vote any shares or ask questions at the meeting.
Submitting and Revoking Proxies
We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you attend the meeting online. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering, no later than the commencement of the meeting, a properly executed, later-dated proxy to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting online at the meeting.
If your shares are held in “street name” by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.
Beneficial Owners
As a beneficial owner, you are also invited to attend the meeting online at www.virtualshareholdermeeting.com/COHN2025, and you may use your 16-digit control number to vote your shares at the meeting.
Obligation to Nominate Daniel G. Cohen
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Executive Chairman of the Board, to the Board at the meeting. See Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” below for further information regarding this contractual obligation.
How Shares Will be Voted
The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of shares of our common stock, Series E Preferred Stock and/or Series F Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, the Company’s nominees for directorship positions at the meeting; (ii) FOR the approval of Amendment No. 3 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “2020 Long-Term Incentive Plan”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,900,000 shares to 2,500,000 shares; (iii) FOR the approval of the compensation of the Company’s named executive officers; (iv) FOR the approval of holding an advisory vote on executive compensation once every three years; and (v) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.
Quorum
The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 2,054,674 shares of common stock outstanding and entitled to vote at the meeting, 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting, and 22,429,541 shares of Series F Preferred Stock outstanding and entitled to vote at the meeting. The common stock, the Series E Preferred Stock and Series F Preferred Stock vote together on all matters. Pursuant to the Second Articles of Amendment and Restatement of the Company, each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of the record date, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of the record date, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of the record date.
If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.
Required Vote to Approve Each Proposal
For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.
In order to be approved, Proposals Two (the approval of Amendment No. 3 to the 2020 Long-Term Incentive Plan), Three (the advisory vote on executive compensation), Four (the advisory vote on frequency of approval of executive compensation), and Five (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025) each requires the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
How Brokers and Nominees May Vote Your Shares
The NYSE American Exchange has rules that govern how brokerage firms, banks or other nominees may vote your shares. Under these rules, brokerage firms, banks or other nominees may not vote your shares with respect to matters that are not considered “routine” matters without your specific instructions on how they must vote on your behalf regarding such matters. If a broker has not received your instructions regarding how to vote your shares with respect to a non-routine matter and returns a proxy card, the proxy may expressly state that the broker is not voting your uninstructed shares as to “non-routine” matters — this results in what is referred to as a “broker non-vote.”
Each of Proposals One (the election of directors), Two (the approval of Amendment No. 3 to the 2020 Long-Term Incentive Plan), Three (the advisory vote on executive compensation), and Four (the advisory vote on frequency of approval of executive compensation), is considered a “non-routine” matter. Accordingly, brokerage firms, banks or other nominees may not vote your shares absent specific instructions from you on how to vote regarding such proposal.
Proposal Five (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025), on the other hand, is considered a “routine” matter and, therefore, brokerage firms, banks or other nominees who vote your shares on your behalf may vote on Proposal Five in their own discretion absent specific instructions from you on how to on such proposal.
Abstentions and Broker Non-Votes
For purposes of each of Proposals One (the election of directors), Two (the approval of Amendment No. 3 to the 2020 Long-Term Incentive Plan), Three (the advisory vote on executive compensation), Four (the advisory vote on frequency of approval of executive compensation), and Five (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025) and any other proposals properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the meeting.
With respect to Proposal Five (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025), we do not expect any broker non-votes because Proposal Five is a “routine” matter, and your broker will be permitted to vote your shares in its discretion with respect to Proposal Five even absent your instructions on how to vote on such proposal.
Shares Owned by Directors and Officers
As of the record date, our executive officers and directors own, in the aggregate, shares of the Company’s securities representing 69.34% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, the Company’s nominees for directorship positions at the meeting; (ii) FOR the approval of Amendment No. 3 to the 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,900,000 shares to 2,500,000 shares; (iii) FOR the approval of the compensation of the Company’s named executive officers; (iv) FOR the approval of holding an advisory vote on executive compensation once every three years; and (v) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. Based on the foregoing, (i) the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company’s nominees for directorship positions at the meeting; (ii) the approval of Amendment No. 3 to the 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,900,000 shares to 2,500,000 shares; (iii) the approval of the compensation of the Company’s named executive officers; (iv) the approval of holding an advisory vote on executive compensation once every three years; and (v) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, are all assured.
No Appraisal Rights
None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.
Other Information to Review Before Voting
This proxy statement and our 2024 Annual Report on Form 10-K are both available on our website at http://www.cohenandcompany.com.
Householding of Proxy Material
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; phone: (215) 701-9555.
If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation
All expenses in connection with our solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock, Series E Preferred Stock and Series F Preferred Stock.
Questions and Additional Copies
If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:
Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

PROPOSAL ONE — ELECTION OF DIRECTORS
Pursuant to the Maryland General Corporation Law, our charter and our Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), has unanimously nominated all five of our current directors, Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto (each a “Director Nominee” and, collectively, the “Director Nominees”), for election as directors at the meeting, each to serve until our next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement. Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.
Names of the Director Nominees and Biographical Information; Qualifications
Daniel G. Cohen, age 55, has, since May 24, 2022, served as the Executive Chairman of the Board of Directors of the Company and of the Board of Managers of the Company’s operating subsidiary, Cohen & Company, LLC. Mr. Cohen served as Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from February 21, 2018 until May 24, 2022, and as President and Chief Executive of the Company’s European Business from September 16, 2013 until May 24, 2022. From September 16, 2013 until May 24, 2022, Mr. Cohen also served as President, a director and the Chief Investment Officer of the Company’s former indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), an investment advisor and broker dealer that was formerly regulated by the Financial Conduct Authority and focused on the European capital markets. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen also served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013, and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the Executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company’s indirect broker dealer subsidiary (“JVB”), from July 19, 2012 to September 16, 2013. Previously, Mr. Cohen served as the Chairman of the Board of Insurance Acquisition Corp. (Nasdaq: SFT), a special purpose acquisition company (SPAC), from December 2018 until its merger with Shift Technologies, Inc. in October 2020, and as the Chairman of the Board of INSU Acquisition Corp. II (Nasdaq: MILE), a special purpose acquisition company (SPAC) (“Insurance SPAC II”), from January 2019 until its merger with Metromile, Inc. in February 2021. Mr. Cohen has served as the Chairman of The Bancorp Inc. (“Bancorp”)(NASDAQ: TBBK) and Chairman of the Executive Committee of Bancorp’s board of directors since its inception in 1999. Mr. Cohen served as Vice-Chairman of Bancorp Bank’s board of directors and Chairman of its Executive Committee from company’s inception in 1999 until October 2021. Mr. Cohen also served as Chairman of Bancorp Bank’s board of directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been Bancorp Bank’s Chief Executive Officer.
Mr. Cohen previously served as the Chief Executive Officer of FinTech Acquisition Corp. IV, a former blank check company which raised $230.0 million in its initial public offering in September 2020 and completed its initial business combination with Parella Weinberg Partners in June 2021, from May 2019 until June 2021. Further, Mr. Cohen previously served as a director and Chief Executive Officer of FinTech Acquisition Corp. II, a former blank check company which raised $175.0 million in its initial public offering in January 2017 and completed its initial business combination with Intermex Holdings II in July 2018, from May 2015 until July 2018, and as Chief Executive Officer of FinTech Acquisition Corp. III, a former blank check company which raised $345.0 million in its initial public offering in November 2018 and completed its initial business combination with Paya, Inc. in October 2020, from March 2017 to October 2020. Mr. Cohen served as a director of Star Asia, a joint venture investing in Asian commercial real estate, from February 2007 to February 2014 and as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations, from April 2007 to June 2011. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College.
G. Steven Dawson, age 67, has served as the Company’s director since January 11, 2005. Mr. Dawson also serves as a member of the Nominating and Corporate Governance Committee, as chairman of the Audit Committee of the Board of Directors (the “Audit Committee”), and as a member of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. (“Sunset”), and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with Alesco Financial Trust (“AFT”). Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of numerous other public and private companies. Mr. Dawson also currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust (“REIT”) specializing in the ownership of acute care facilities and related medical properties worldwide, and serves as Chairman of Medical Properties Trust’s audit committee and as a member of its investment committee. From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston, Texas, with apartment operations, construction and development activities throughout the United States.
Jack J. DiMaio, Jr., age 58, has served as the Vice Chairman of the Board of Directors since February 21, 2018, and, from September 24, 2013 until February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as its Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.
Jack Haraburda, age 86, has served as a member of the Board of Directors, a member of the Nominating and Corporate Governance Committee (except for a seven month period in 2010), and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT in October 2006. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. Mr. Haraburda also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, Mr. Haraburda was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, Mr. Haraburda served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd, Pennsylvania office of Merrill Lynch.
Diana Louise Liberto, Esq., age 67, has served as a member of our Board of Directors since December 21, 2015, and has served as Chair of the Nominating and Corporate Governance Committee, as a member of the Audit Committee and as a member of the Compensation Committee since June 2018. Ms. Liberto is a graduate of the Rutgers University School of Law, where she earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment with Wal-Mart India. From 2014 until 2021, Ms. Liberto served on the advisory board of J3Personica, a medical education selection and assessment company. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. From April 2018 until May 2024, Ms. Liberto served as President and Chief Executive Officer and Chair of the Board of Directors of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC.
When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his many years of executive leadership with the Company and Cohen & Company, LLC, as well as other companies, and his extensive investment experience and expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his past experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his past experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her past experience as a director of the Company, her legal background and her knowledge of corporate governance matters.
Other than with respect to Daniel G. Cohen as described in further detail below, no director was selected as a result of any arrangement or understanding between the director or any other person.
Rights of Certain Stockholders to Nominate Directors
On May 9, 2013, the Company entered into a Securities Purchase Agreement (the “CBF Purchase Agreement”) regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, an entity of which Daniel G. Cohen, Executive Chairman of the Company’s Board of Directors and of Cohen & Company, LLC’s Board of Managers, is the sole member (“CBF”). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company’s outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.
In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company’s stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.
Legal Proceedings
None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

No material proceedings exist in which any of our directors, executive officers, beneficial owners or affiliates, or any associate thereof, is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Family Relationships
There is no family relationship between any of our directors or executive officers.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS’ NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

PROPOSAL TWO — APPROVAL OF AMENDMENT NO. 3 TO
THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN
This section of this proxy statement is a summary of the material provisions of the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “2020 Long-Term Incentive Plan”), and as proposed to be amended by Amendment No. 3 to the 2020 Long-Term Incentive Plan (“Amendment No. 3”). Copies of the 2020 Long-Term Incentive Plan, Amendments No. 1 and 2 to the 2020 Long-Term Incentive Plan, as well as the proposed Amendment No. 3 to the 2020 Long-Term Incentive Plan, are each attached to this proxy statement as Annex A. Because the description below is a summary, it does not contain all of the information about the 2020 Long-Term Incentive Plan, as amended and as it is proposed to be amended, that may be important to you. You should refer to the full text of the 2020 Long-Term Incentive Plan and Amendments No. 1, 2 and 3 to the 2020 Long-Term Incentive Plan, which are attached hereto as Annex A and are hereby incorporated by reference into this proxy statement, for details of the terms of the 2020 Long-Term Incentive Plan and Amendments No. 1, 2 and 3 to the 2020 Long-Term Incentive Plan.
General
On April 7, 2020, the Board of Directors of the Company adopted the 2020 Long-Term Incentive Plan.
On April 1, 2021 and June 9, 2021, the Board of Directors and the Company’s stockholders, respectively, approved Amendment No. 1 to the 2020 Long-Term Incentive Plan, which increased the maximum number of shares of common stock available for issuance under the 2020 Long-Term Incentive Plan from 600,000 shares of common stock to 1,200,000 shares of common stock.
On March 28, 2022, and June 2, 2022, the Board of Directors and the Company’s stockholders, respectively, approved Amendment No. 2 to the 2020 Long-Term Incentive Plan, which increased the maximum number of shares of common stock available for issuance under the 2020 Long-Term Incentive Plan from 1,200,000 shares of common stock to 1,900,000 shares of common stock.
On March 28, 2025, the Board of Directors approved Amendment No. 3, which increases, subject to stockholder approval at the meeting, the maximum number of shares of common stock available for issuance under the 2020 Long-Term Incentive Plan, as amended, from 1,900,000 shares of common stock to 2,500,000 shares of common stock. If stockholder approval is not received at the meeting, the increase in the number of authorized shares available for issuance under the 2020 Long-Term Incentive Plan will not be implemented and will remain at 1,900,000 shares of common stock.
The 2020 Long-Term Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) or qualified under Section 401(a) of the Code. All expenses associated with the 2020 Long-Term Incentive Plan are borne by the Company. The 2020 Long-Term Incentive Plan is not generally subject to ERISA as it is neither an employee welfare benefit plan nor an employee pension benefit plan.
Purpose
The purpose of the 2020 Long-Term Incentive Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to remain with us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, restricted stock units, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan (collectively, “Awards”), with eligibility for such Awards determined by the Compensation Committee.
Duration; Termination
The 2020 Long-Term Incentive Plan terminates on, and no Award will be granted under the 2020 Long-Term Incentive Plan on or after, April 7, 2030; provided, however, that the Board of Directors may, at any time prior to that date, terminate the 2020 Long-Term Incentive Plan.

Administration
Except as described below, the 2020 Long-Term Incentive Plan is administered by the Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a “non-employee director” under Rule 16b-3 and qualify as an outside director under Section 162(m) of the Code. If, at any time during the term of the 2020 Long-Term Incentive Plan, the Compensation Committee does not exist, the functions of the Compensation Committee will be exercised by the Board of Directors. No member of the Compensation Committee may act as to matters under the 2020 Long-Term Incentive Plan specifically relating to such member, and grants of Awards to a member of the Compensation Committee will be made and administered by the Board of Directors rather than the Compensation Committee. Where this summary of the 2020 Long-Term Incentive Plan hereafter refers to the “Compensation Committee,” it is intended to refer to the Board of Directors in those instances where the Board of Directors rather than the Compensation Committee is responsible for the administration of the 2020 Long-Term Incentive Plan.
The Compensation Committee has the full authority to administer and interpret the 2020 Long-Term Incentive Plan, to authorize the granting of Awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries to receive Awards, to determine the number of shares of common stock to be covered by each Award (subject to the individual participant limitations provided in the 2020 Long-Term Incentive Plan), to determine the terms, provisions and conditions of each Award (which may not be inconsistent with the terms of the 2020 Long-Term Incentive Plan), to prescribe the form of instruments evidencing Awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2020 Long-Term Incentive Plan or the administration or interpretation thereof. The interpretation by the Compensation Committee of any provisions of the 2020 Long-Term Incentive Plan or an Award granted under the 2020 Long-Term Incentive Plan will be final, conclusive and binding.
Eligibility and Types of Awards
Eligibility for Awards under the 2020 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a “Participant”) are eligible to be granted Awards under the 2020 Long-Term Incentive Plan.
All directors and employees of the Company or its affiliates are eligible to receive awards under the 2020 Long-Term Incentive Plan, including the Company’s named executive officers, Lester R. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April 10, 2025, all of our directors (five persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 117 persons) were eligible to participate in the 2020 Long-Term Incentive Plan.
New Plan Benefits
Because the grant of awards under the 2020 Long-Term Incentive Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in 2020 Long-Term Incentive Plan. See “Executive Compensation - Compensation of Executive Officers, Outstanding Equity Awards at Fiscal Year-End 2024 and Compensation of Directors,” which provides information on the equity awards granted to the named executive officers in 2024 under the 2020 Long-Term Incentive Plan.
Available Shares
If Amendment No. 3 to the 2020 Long-Term Incentive Plan is approved at our 2025 annual meeting of stockholders, the total number of shares of common stock awarded under the 2020 Long-Term Incentive Plan, subject to adjustment upon certain corporate transactions or events, may not, in the aggregate, be greater than 2,500,000. Currently, the 2020 Long-Term Incentive Plan authorizes the issuance of up to

1,900,000 shares of our common stock. As of April 10, 2025, of the 1,900,000 shares of the Company’s common stock authorized for issuance under the 2020 Long-Term Incentive Plan, there were 336,067 shares available for issuance under the 2020 Long-Term Incentive Plan.
As of April 10, 2022, the per share price of the Company’s common stock was $6.86, as reported by the NYSE American.
If an option or other Award granted under the 2020 Long-Term Incentive Plan expires or terminates, the shares subject to any portion of the Award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance under the 2020 Long-Term Incentive Plan. Unless previously terminated by the Board of Directors, no new Award may be granted under the 2020 Long-Term Incentive Plan after April 7, 2030.
Awards Under Our 2020 Long-Term Incentive Plan
Stock Options
Options with respect to an aggregate of no more than 1,900,000 shares of our common stock may be granted under the Plan, which number of shares would increase to 2,500,000 if Amendment No. 3 to the Plan is approved by our stockholders.
The terms of specific options, including whether options constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will also be determined by the Compensation Committee and reflected in the applicable Award agreement. The exercise price for each option will be not less than 100% of the Fair Market Value (as defined in the 2020 Long-Term Incentive Plan) of the underlying stock on the day the option is granted. In the case of an incentive stock option granted to a 10% stockholder, the exercise price may not be lower than 110% of the Fair Market Value of the common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. Each option will be exercisable after the period or periods specified in the applicable Award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the 2020 Long-Term Incentive Plan). An option must be exercised by the holder thereof by written notice (in the form prescribed by the Compensation Committee) to the Company or its designee specifying the number of shares to be purchased.
Except as may otherwise be provided in the applicable Award agreement, if a Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, the 2020 Long-Term Incentive Plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Subject to the provisions of the applicable Award agreement, if the Participant’s employment is terminated for cause, all of the Participant’s vested and unvested options will immediately be forfeited.
Each option granted under the 2020 Long-Term Incentive Plan is nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of the optionee’s death; provided, however, that the Compensation Committee may (but need not) permit other transfers, where it concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. The Compensation Committee may also grant “stock appreciation rights” as part of (or as the exclusive way to exercise) an option.
The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, by cash, loans or third-party sale programs, or by the tender of previously-owned shares). An individual who holds an option granted under the 2020 Long-Term Incentive Plan will have none of the rights of a stockholder with respect to the shares which are the subject of that option unless and until those shares are issued and outstanding as a result of the exercise of the option.

Restricted Stock
An award of restricted stock is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by the Compensation Committee. Restrictions on the shares will lapse in accordance with the terms of the applicable Award agreement, as determined by the Compensation Committee. The restrictions on the shares of common stock may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the Compensation Committee, be held by the Company until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the Participant as soon as practicable after the period of forfeiture has lapsed.
Except as may be provided in an applicable Award agreement, if, during the forfeiture period in relation to a Participant’s restricted stock, the Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, or in the event of a Change in Control of the Company (as described in greater detail below), the restrictions on all of the Participant’s restricted stock will immediately lapse. Except as may otherwise be provided in an applicable Award agreement, if the Participant’s employment is terminated for cause, or the Participant terminates his or her employment, all of the Participant’s restricted stock that is still subject to restrictions will immediately be forfeited and, if the Participant paid any purchase price for the restricted stock, the Company will pay the Participant the lower of that price or the then market value of the stock on the date of termination.
Restricted Stock Units
Restricted stock units will vest as provided in the applicable award agreement. A restricted stock unit represents a future right to receive the Fair Market Value of a share of the Company’s common stock, or, if provided by the Compensation Committee, the right to receive the Fair Market Value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Each restricted stock unit will generally be settled by the transfer of one share of the Company’s common stock. The Compensation Committee may allow the Company, or the Participant, to elect that restricted stock units be settled by the transfer of cash or shares of the Company’s common stock. Generally, the settlement date for restricted stock units will be the first day of the month following the month in which the restricted stock units vest. The Compensation Committee may, in its discretion and under certain circumstances, permit a Participant to receive, as settlement of restricted stock units, installments over a period not to exceed 10 years. In addition, the Compensation Committee may establish a program under which distributions with respect to restricted stock units may be deferred for additional periods, any such deferrals may be subject to Section 409A of the Code.
Rights to payments with respect to restricted stock units are generally not subject to alienation, transfer, assignment, pledge or garnishment. Restricted stock units do not give the holder thereof any rights with respect to common stock or any ownership interest in the Company. Except as may be provided in accordance the 2020 Long-Term Incentive Plan, the holder of a restricted stock unit will not have any voting, dividend or derivative or other similar rights with respect to the restricted stock unit.
Dividend Equivalents
A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an Award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional common stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. The Compensation Committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred; any such deferrals may be subject to Section 409A of the Code.
Other Equity-Based Awards
The 2020 Long-Term Incentive Plan authorizes the granting of other Awards based upon the common stock of the Company (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.
Special Rules Upon Reorganizations, Changes in Control, Etc.
If the Company is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of the Company or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding Awards and various 2020 Long-Term Incentive Plan provisions (including, without limitation, to the number and kind of shares available under the 2020 Long-Term Incentive Plan).
As noted above, subject to the provisions of the applicable award agreement, in the event of a Change in Control, then restrictions under the 2020 Long-Term Incentive Plan will immediately lapse on all restricted stock granted to the applicable grantee.
Without limiting the foregoing, upon a “Change in Control” of the Company (as defined in the 2020 Long-Term Incentive Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, but only if the Compensation Committee determines that the adjustments do not have an adverse economic impact on the Participants (as determined at the time of the adjustments).
Amendments
The Board of Directors may amend the 2020 Long-Term Incentive Plan as it deems advisable, except that it may not amend the 2020 Long-Term Incentive Plan in any way that would adversely affect a Participant with respect to an Award previously granted unless the amendment is required in order to comply with applicable laws; provided, however, that the 2020 Long-Term Incentive Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the 2020 Long-Term Incentive Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.
Certain U.S. Federal Income Tax Consequences
This tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have specific questions.
Non-Qualified Stock Options
No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the Fair Market Value of the underlying common stock on the exercise date over the exercise price. This amount of income will be subject to income tax withholding and employment taxes. The Company will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option.

Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.
Incentive Stock Options
In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. If an option holder disposes of the shares of common stock acquired upon the exercise of the incentive stock option on or after the later of (i) two years after the incentive stock option is granted and (ii) one year after the transfer of the shares to the option holder pursuant to exercise of the option the difference between the amount realized on such disposition and your basis in the shares will be taxed as capital gain or loss. The Company will not be entitled to a tax deduction. In addition, the option holder must be an employee of the Company or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder). However, the exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied) may subject the optionee to the alternative minimum tax.
If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the Fair Market Value of the shares at the time of exercise (special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise). The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply. The current position of the Internal Revenue Service is that income tax withholding and employment taxes do not apply upon the exercise of an incentive stock option or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the incentive stock option.
Restricted Stock
Unless a holder of restricted stock makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the stock at that time and the amount, if any, paid by the holder for the restricted stock. This amount of income will be subject to income tax withholding and employment taxes. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction equal to (a) the fair market value of the restricted stock as though the stock were (1) not subject to a substantial risk of forfeiture or (2) transferable, minus (b) the amount, if any, paid for the restricted stock. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.
Restricted Stock Units
In general, a grantee of restricted stock units is not taxed at the time of the grant. Instead, the holder is taxed at the time in which there is no longer a substantial risk of forfeiture (i.e., at the time the restricted stock units have vested). Generally, when the restrictions are lifted, the holder must recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the grant at that time, minus the amount paid for the grant (if any). This amount of income will be subject to income tax withholding and employment taxes. For grants that are settled in actual shares, the employee’s tax holding period begins at the time of distribution (which may or may not coincide with vesting), and the holder’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary income. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares.
Dividend Equivalent Rights
There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right. This amount of income will be subject to income tax withholding and employment taxes.
Securities Exchange Act of 1934
Additional special tax rules may apply to those Award holders who are subject to the rules set forth in Section 16 of the Exchange Act.
Interest of Certain Persons In Matters to Be Acted Upon
Our directors and officers are eligible to receive awards under the 2020 Long-Term Incentive Plan. Directors and executive officers may benefit from the payment of equity-based awards under the 2020 Long-Term Incentive Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AMENDMENT NO. 3 TO THE 2020 LONG-TERM INCENTIVE PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR APPROVAL OF AMENDMENT NO. 3 TO THE 2020 LONG-TERM INCENTIVE PLAN.

PROPOSAL THREE — APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in accordance with Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”) and the SEC’s rules. At our 2022 Annual Meeting, the Board of Directors recommended, and the stockholders approved on an advisory (non-binding) basis, that future advisory votes on named executive compensation occur once every three years. The next advisory vote to approve our named executive compensation will occur at the 2028 Annual Meeting of Stockholders of the Company, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes. Details regarding such compensation may be found below under the heading “Executive Compensation” below.
Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say on pay” proposal, which gives stockholders the opportunity to approve or not approve the Company’s compensation program for its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set forth below. While our Board of Directors intends to carefully consider the stockholder vote resulting from this Proposal Three, the final vote of our stockholders on this Proposal Three will not be binding on the Company or the Board of Directors and is advisory in nature. The Company submits the following proposal:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”
The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executive officers and stockholders. The Board of Directors and the Compensation Committee monitor executive compensation programs and adopt changes to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. Accordingly, we believe that the Company’s executive compensation programs are appropriately designed and work to ensure that management’s interests are closely aligned with stockholders’ interests to create long-term value. Please refer to the section entitled “Executive Compensation” of this proxy statement for additional detail regarding the Company’s executive compensation.
Because your vote on this Proposal Three is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in making future determinations on executive compensation.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO SECTION 402 OF REGULATION S-K PROMULGATED UNDER THE EXCHANGE ACT. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NAMED EXECUTIVE OFFICER COMPENSATION.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the executive compensation earned by the Company’s named executive officers in 2023 and 2024:
	Executive Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2024	674,900	2,031,000	215,431(6)	—	—	1,053,696	50,162	4,025,189
Chief Executive Officer(3)	2023	655,200	1,166,000	142,847(7)	—	—	—	49,778	2,013,825
Daniel G. Cohen	2024	674,900	2,000,000	215,431(8)	—	—	1,053,696	59,162	4,003,189
Executive Chairman(4)	2023	655,200	1,166,000	142,847(9)	—	—	—	40,018	2,004,065
Joseph W. Pooler, Jr.	2024	496,100	800,000	158,255(10)	—	—	—	37,747	1,492,102
Executive Vice President, Chief Financial Officer & Treasurer(5)	2023	481,600	437,800	104,935(11)	—	—	—	37,297	1,061,632

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and restricted unit award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The assumptions used in the calculations of these amounts are included in note 3R (Equity-Based Compensation) to the Company’s audited financial statements for the year ended December 31, 2024 attached to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 12, 2025 (the “2024 Form 10-K”). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $20,495 and $20,495 of premiums paid on behalf of each named executive officer in 2024 and 2023, respectively, in connection with the Company’s executive medical reimbursement plan, and $18,000, $27,000 and $6,000 in 2024, and $18,000, $8,240 and $6,000 in 2023, in automobile allowances for Messrs. Brafman, Cohen and Pooler, respectively.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, May 24, 2022, served as the Executive Chairman of the Board of Directors and of the Board of Managers of the Company’s subsidiary, Cohen & Company, LLC. Mr. Cohen served as Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from February 21, 2018 until May 24, 2022, and as President and Chief Executive of the Company’s European Business from September 16, 2013 until May 24, 2022.

(5)
Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective December 20, 2024, 211,000 restricted units of membership interests in Cohen & Company, LLC (“LLC Units”) were awarded to Mr. Brafman for his performance in 2024. The grant date fair value per LLC Unit was $1.021. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(7)
Effective December 21, 2023, 211,000 restricted LLC Units were awarded to Mr. Brafman for his performance in 2023. The grant date fair value per LLC Unit was $0.677. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Of these LLC Units, 70,333 LLC Units vested and were delivered to Mr. Brafman on January 31, 2025, and 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(8)
Effective December 20, 2024, 211,000 restricted LLC Units were awarded to Mr. Cohen for his performance in 2024. The grant date fair value per LLC Unit was $1.021. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(9)
Effective December 21, 2023, 211,000 restricted LLC Units were awarded to Mr. Cohen for his performance in 2023. The grant date fair value per LLC Unit was $0.677. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Of these LLC Units, 70,333 LLC Units were vested and delivered to Mr. Cohen on January 31, 2025, and 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(10)
Effective December 20, 2024, 15,500 restricted shares of our common stock were awarded to Mr. Pooler for his performance in 2024. These shares were awarded under the 2020 Long-Term Incentive Plan. The grant date fair value per share of these shares was $10.21. The restrictions will expire with respect to one-third of these shares on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(11)
Effective December 21, 2023, 15,500 restricted shares of our common stock were awarded to Mr. Pooler for his performance in 2023. These shares were awarded under the 2020 Long-Term Incentive Plan. The grant date fair value per share of these shares was $6.77. Of these common shares, 5,166 commons shares vested and were delivered to Mr. Pooler on January 31, 2025, and 5,167 restricted common shares and 5,167 restricted common shares will vest and be delivered to Mr. Pooler on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

In March 2024, after consulting with Lester Brafman, the Company’s Chief Executive Officer, the Compensation Committee determined that 2024 incentive plan compensation target equity and cash bonus amounts, based on the Company’s performance would be at the Compensation Committee’s discretion, considering both qualitative and quantitative achievements during the year. Subject to the Compensation Committee’s review of the Company’s performance in general, and at the Compensation Committee’s discretion, cash and equity bonuses would be determined by the Compensation Committee. No executive officer, other than Mr. Brafman, had any role in determining or recommending the amount or form of 2024 executive officer compensation.
As reflected under the “Bonus” column in the Summary Compensation Table above, Messrs. Brafman, Cohen, and Pooler were awarded performance-based cash bonus awards in the amounts of $2,031,000, $2,000,000, and $800,000, respectively, in 2024.
In addition, Messrs. Brafman, Cohen, and Pooler were awarded performance-based equity bonus awards in the amounts of $215,431, $215,431, and $158,255, respectively, on December 20, 2024, for their performance in 2024. Further, as reflected under the “Non-Qualified Deferred Compensation Earnings” column in the Summary Compensation Table above, Messrs. Brafman and Cohen were each awarded

$1,053,696 under the Cohen & Company Inc. Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) on December 20, 2024 for their performance in 2024.
In determining such performance-based bonuses, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2024 in connection with the following:
•
The adjusted revenue metric of revenue plus income (loss) from equity method affiliates less net income (loss) attributable to the non-convertible non-controlling interest increased $13.6 million, or 17%, in 2024 to $92.6 million from $79.0 million in 2023, driven by improvement in the Cohen & Company Capital Markets (“CCM”) investment banking group and the mortgage group, as well as the hiring of several new traders and salespeople across various asset classes;

•
Adjusted pre-tax income (loss) increased $2.8 million in 2024, from a loss of $3.6 million in 2023 to a loss of $0.8 million in 2024, despite the non-CCM investment income (from principal transactions revenue and income (loss) from equity method affiliates) being $12.4 million less in 2024;

•
CCM continued to grow market share as an advisor and agent, expanding into underwriting initial public offerings. CCM had advisory revenue of $61.6 million from 47 clients in 2024, offset by ($22.6) million of principal transactions losses, resulting in net revenue of $38.9 million, up $17.1 million, or 78%, from 2023;

•
Grew the mortgage business despite continued elevated mortgage rates and lower levels of mortgage origination in 2024, ending the year with a gestation repo book of $2.7 billion, up more than 30% from December 2023; and

•
Expanded the sales and trading operation by hiring 12 employees covering collateralized mortgage obligations, structured notes, Small Business Administration loans, and mortgage-backed securities; and

•
Worked to optimize the use of the Company’s capital position:

•
Extended the Company’s $15 million credit facility with Byline Bank; and

•
Restructured two-thirds, or $5.1 million, of the Investment Agreement, dated October 3, 2016, by and between Cohen & Company, LLC (the “JKD Investment Agreement”) with JKD Capital Partners I LTD into a promissory note and repaid one-third, or $2.6 million, in cash.

In December 2024, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2024.
In March 2023, after consulting with Mr. Brafman, the Compensation Committee determined that 2023 incentive plan compensation target equity and cash bonus amounts, based on the company’s performance would be at the Compensation Committee’s discretion in light of the state of the turbulent markets, considering both qualitative and quantitative achievements during the year. Subject to the Compensation Committee’s review of the Company’s performance in general, and at the Compensation Committee’s discretion, cash and equity bonuses would be determined by the Compensation Committee. No executive officer, other than Mr. Brafman, had any role in determining or recommending the amount or form of 2023 executive officer compensation.
As reflected under the “Bonus” column in the Summary Compensation Table above, Messrs. Brafman, Cohen, and Pooler were awarded performance-based cash bonus awards in the amounts of $1,166,000, $1,166,000, and $437,800, respectively, in 2023.
In addition, Messrs. Brafman, Cohen, and Pooler were awarded performance-based equity bonus awards in the amounts of $142,847, $142,847, and $104,935, respectively, on December 21, 2023, for their performance in 2023.

In determining such performance-based bonuses, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2023 in connection with the following:
•
Generating adjusted pre-tax income of $16.0 million in the fourth quarter of 2023, despite the negative effects of the high interest rate environment on the investment banking, trading, and commercial real estate businesses during most of 2023, thereby reducing the full year adjusted pre-tax loss to $3.6 million and ending the year with some operating momentum heading into 2024;

•
Continuing to build out the Cohen & Company Capital Markets (“CCCM”) investment banking group, including growing the department to 24 employees. CCCM had revenue of $26.2 million from 15 client engagements in 2023, and continues to grow market share as an advisor and agent with 20 recently announced leadership roles and a robust pipeline;

•
Maintaining a stable mortgage business, including gestation repo, despite continued elevated mortgage rates and lower levels of mortgage origination;

•
Capitalizing on SPAC expertise to generate significant upside with nominal cash investment, resulting in $11.0 million of net investment income for the Company; and

•
Working to optimize the use of the Company’s capital position:

•
Extended the $15 million credit facility with Byline Bank; and

•
Extended the $4.5 million Senior Note held by JKD Capital Partners I LTD.

In December 2023, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2023.
Outstanding Equity Awards at Fiscal Year-End 2024
The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2024:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lester R. Brafman	—	—	—	—	—	(2)	2,725,155	—	—
Joseph W. Pooler, Jr.	—	—	—	—	—	46,501(3)	481,285	—	—
Daniel G. Cohen	—	—	—	—	—	2,633,0011(4)	2,725,165	—	—

(1)
The amounts set forth in this column equal the number of shares of restricted common stock or the number of shares of common stock into which restricted LLC Units may be redeemed, as applicable, multiplied by the closing price of the Company’s common stock ($10.35) as reported by the NYSE American Exchange on December 31, 2024.

(2)
As of December 31, 2024, Mr. Brafman held 80,000 restricted shares of the Company’s common stock and 1,832,997 restricted LLC Units.

The 80,000 restricted shares of common stock were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on October 22, 2020, 40,000 of which vested and were delivered to Mr. Brafman on January 31, 2025 and the remaining 40,000 restricted shares will vest and be delivered to Mr. Brafman on January 31, 2026, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.
The LLC Units consist of: (i) 1,200,000 restricted LLC Units granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on October 28, 2021, of which 400,000 LLC Units vested and were delivered to Mr. Brafman on January 31, 2025, and of which 400,000 restricted LLC Units and 400,000 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; (ii) 70,330 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2021, all of which vested and were delivered to Mr. Brafman on January 31, 2025; (iii) 140,667 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2022, of which 70,333 LLC Units vested and were delivered to Mr. Brafman on January 31, 2025, and of which 70,334 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; (iv) 211,000 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 21, 2023, of which 70,333 LLC Units vested and were delivered to Mr. Brafman on January 31, 2025, and of which 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; and (v) 211,000 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2024, of which 70,333 restricted LLC, 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026, January 31, 2027 and January 31, 2028, respectively, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(3)
Represents restricted shares of the Company’s common stock. The restricted shares of common stock consist of: (i) 5,167 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2021, all of which vested on January 31, 2025; (ii) 10,334 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2022, of which 5,167 shares vested on January 31, 2025, and 5,167 restricted shares will vest on January 31, 2026, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries; (iii) 15,500 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 21, 2023, of which 5,166 shares vested on January 31, 2025, and of which 5,167 restricted shares and 5,167 restricted shares will vest on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries; and (iv) 15,500 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2024, of which 5,166 restricted shares, 5,167 restricted shares and 5,167 restricted shares will vest on January 31, 2026, January 31, 2027 and January 31, 2028, respectively, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(4)
Represents restricted LLC Units. These restricted LLC Units consists of: (i) 800,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term incentive Plan on October 22, 2020, of which 400,000 LLC Units vested and were delivered to Mr. Cohen on January 31, 2025, and of which 400,000 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; (ii) 1,200,000 restricted LLC Units granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on October 28, 2021, of which 400,000 LLC Units vested and were delivered to Mr. Cohen on January 31, 2025, and of which 400,000 restricted LLC Units and 400,000 restricted LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; (iii) 70,334 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2021, all of which vested and were delivered to Mr. Cohen on January 31, 2025; (iv) 140,667 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2022, of which 70,333 LLC Units vested and were delivered to Mr. Cohen on January 31, 2025, and of which 70,334 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; (v) 211,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 21, 2023, of which 70,333 LLC Units vested and were delivered to Mr. Cohen on January 31, 2025, and of which 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and (vi) 211,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2024, of which 70,333 restricted LLC, 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026, January 31, 2027 and January 31, 2028, respectively, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Employment Agreements with Named Executive Officers
Lester R. Brafman, Chief Executive Officer
On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the “Brafman Employment Agreement”). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.
Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both the Company and Cohen & Company, LLC.
The Brafman Employment Agreement provided that Mr. Brafman’s minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman’s base salary and provide for such increases as it deemed appropriate, in its discretion.
Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman’s eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.
Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase LLC Units, options to purchase shares of the Company’s common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.
On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman’s salary to $630,000 per year, effective January 1, 2017. Further, on December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Branfman’s salary to $655,200 per year, effective January 1, 2023. On December 20, 2023, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Branfman’s salary to $674,900 per year, effective January 1, 2024. On December 19, 2024, upon recommendation of the

Compensation Committee, the Board approved an increase to Mr. Branfman’s salary to $700,000 per year, effective January 1, 2025.
Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC
On May 9, 2013, Mr. Cohen entered into the Amended and Restated Employment Agreement (the “Cohen Employment Agreement”), by and among the Company and Cohen & Company, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, JVB and J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP). The Cohen Employment Agreement became effective on September 16, 2013.
The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renews automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.
Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the “Current Guaranteed Payment”). On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved the increase of the Current Guaranteed Payment to $630,000 per year, effective January 1, 2017. On December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen’s salary to $655,200 per year, effective January 1, 2023. On December 20, 2023, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen’s salary to $674,900 per year, effective January 1, 2024. Further, on December 19, 2024, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen’s salary to $700,000 per year, effective January 1, 2025.
On May 24, 2022, Cohen & Company, LLC, Mr. Cohen, and the Company’s indirect subsidiaries, J.V.B. Financial Group Holdings, LP (formerly C&Co/PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC entered into Amendment No. 1 to the Cohen Employment Agreement, pursuant to which, effective as of such date, (i) Mr. Cohen agreed to serve as the Executive Chairman of the Company’s Board of Directors and the Executive Chairman of Cohen & Company, LLC’s Board of Managers; and (ii) as a result of Mr. Cohen’s new roles, Mr. Cohen agreed that he would no longer be eligible to receive the Cohen Allocations (as described below). Prior to this amendment, Mr. Cohen served, pursuant to the Cohen Employment Agreement, as (i) Chairman of the Company’s Board of Directors and Chairman of Cohen & Company, LLC’s Board of Managers, (ii) President of Cohen & Company Financial Limited, a wholly owned subsidiary of Cohen & Company, LLC formerly regulated by the Financial Conduct Authority in the United Kingdom, and (iii) President and Chief Executive of the European Business (as defined in the Cohen Employment Agreement).
Until the Cohen Employment Agreement was amended on May 24, 2022 (as described above), Mr. Cohen was entitled to receive under the Cohen Employment Agreement the following allocations (collectively, “Cohen Allocations”) from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the Company’s European Business (the “European Business”) in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions for which Mr. Cohen was responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP.
During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen allocations in amounts and on such terms to be determined by the Compensation Committee.
The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase LLC Units, shares of the Company’s common stock and other equity awards in the discretion of the Compensation Committee.
Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (the “Prior Period Allocations”) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.
If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, provided that if this calculation yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount; and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
In the event of a “Change of Control” (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.
Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.
All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.
In the event Mr. Cohen’s employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company’s sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a “Competing Business”), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen’s duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.
Joseph W. Pooler, Jr., Chief Financial Officer
Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009, February 18, 2010 and February 3, 2021 (as so amended, the “Pooler Agreement”), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $441,000 per year, effective January 1, 2017. On February 3, 2021, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $463,000 per year, effective January 1, 2021. Further, on December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $481,600 per year, effective January 1, 2023. On December 20, 2023, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $496,100 per year, effective January 1, 2024. Further, on December 19, 2024, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $515,000 per year, effective January 1, 2025.
The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renews automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.
Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times Mr. Pooler’s annual salary in effect as of December 31, 2020; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.
In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.
Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.
The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.
During the period of Mr. Pooler’s employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.
Potential Payments Upon Termination or Change in Control
As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.
Other Compensation Plans
The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.
Cash and Equity Plan Compensation
The Company’s Cash Bonus Plan
In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the “Cash Bonus Plan”), which was approved by stockholders on December 15, 2009. The purpose of the Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.
The 2020 Long-Term Incentive Plan
The 2020 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2020 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2020 Long-Term Incentive Plan in accomplishing its compensation goals.
Equity-based awards to key personnel under the 2020 Long-Term Incentive Plan are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel under the 2020 Long-Term Incentive Plan in light of the Company’s compensation goals and objectives.
Effective December 21, 2023, 211,000 restricted LLC Units were awarded to Mr. Brafman for his performance in 2023. The grant date fair value per LLC Unit was $0.677. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Of these LLC Units, 70,333 LLC Units vested and were delivered to Mr. Brafman on January 31, 2025, and 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Brafman on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 21, 2023, 211,000 restricted LLC Units were awarded to Mr. Cohen for his performance in 2023. The grant date fair value per LLC Unit was $0.677. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Of these LLC Units, 70,333 LLC Units were vested and delivered to Mr. Cohen on January 31, 2025, and 70,333 restricted LLC Units and 70,334 restricted LLC Units will vest and be delivered to Mr. Cohen on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 21, 2023, 15,500 restricted shares of our common stock were awarded to Mr. Pooler for his performance in 2023. These shares were awarded under the 2020 Long-Term Incentive Plan. The grant date fair value per share of these shares was $6.77. Of these common shares, 5,166 commons shares vested and were delivered to Mr. Pooler on January 31, 2025, and 5,167 restricted common shares and 5,167 restricted common shares will vest and be delivered to Mr. Pooler on January 31, 2026 and January 31, 2027, respectively, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Effective December 20, 2024, 211,000 LLC Units were awarded to Mr. Brafman for his performance in 2024. The grant date fair value per LLC Unit was $1.021. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2024, 211,000 restricted LLC Units were awarded to Mr. Cohen for his performance in 2024. The grant date fair value per LLC Unit was $1.021. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2024, 15,500 restricted shares of our common stock were awarded to Mr. Pooler for his performance in 2024. These shares were awarded under the 2020 Long-Term Incentive Plan. The grant date fair value per share of these shares was $10.21. The restrictions will expire with respect to one-third of these shares on each of January 31, 2026, January 31, 2027 and January 31, 2028, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Non-Qualified Deferred Compensation Plan
In February 2020, the Board adopted the Cohen & Company Inc. Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).
The Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees (within the meaning of ERISA) of the Company and its subsidiaries.
The Deferred Compensation Plan is designed to comply with Section 409A of the Code.
The Deferred Compensation Plan allows the Company to make discretionary “Company Allocations” to eligible participant accounts, which may be a percentage of the eligible participant’s base cash salary or a fixed dollar amount, as approved by the Compensation Committee.
A Rabbi trust may (but need not) be established by the Company in connection with the Deferred Compensation Plan for purposes of holding assets necessary to fund payment of the Company Allocations. With respect to any benefits payable under the Deferred Compensation Plan, the participants (and their beneficiaries) will have the same status as general unsecured creditors of the Company. Pursuant to the Deferred Compensation Plan, no participant is permitted to make elective deferral contributions to their plan accounts without the approval of the Compensation Committee.
Messrs. Brafman and Cohen were each awarded $1,053,696 under the Deferred Compensation Plan on December 20, 2024 for their performance in 2024.
Clawback Policy
The Board adopted a clawback policy (the “Clawback Policy”) effective as of October 1, 2023. The Clawback Policy, which is administered by the Board, applies to current and former executive officers of the Company as defined in Rule 10D-1 (each an “Affected Officer”), promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Clawback Policy, if the Company is required to prepare an accounting restatement to correct the Company’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Company is obligated to recover erroneously awarded incentive-based compensation received from the Company by Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.
Perquisites
Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2023 or 2024. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law. The Company pays premiums on behalf of its named executive officers in connection with the Company’s executive medical reimbursement plan and provides such officers with monthly auto allowances.
Policies and Practices Regarding Equity Grants
We do not grant awards of stock options, stock appreciation rights, similar option-like instruments or other equity awards in anticipation of the release of material, non-public information, nor do we time the release of material, non-public information based on equity grant dates. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive compensation in 2024. Instead, equity awards are generally granted to our executive officers in December of each fiscal year. The timing of grants is tied to the Company’s annual compensation cycle, with awards granted towards the end of each fiscal year to incentivize our executive officers to deliver on the Company’s strategic objectives during such fiscal year. In addition to the annual grants, equity awards may also be granted at other times during the year under certain limited circumstances, such as the hiring or promotion of the Company’s key employees.
Equity Compensation Plan Information
The following table provides information regarding the 2020 Long-Term Incentive Plan as of December 31, 2024:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	385,400
Equity compensation plans not approved by security holders	—	—	—
Total			385,400
Eligibility and Types of Awards
Eligibility for Awards under the 2020 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a “Participant”) are eligible to be granted Awards under the 2020 Long-Term Incentive Plan.
All directors and employees of the Company or its affiliates are eligible to receive awards under the 2020 Long-Term Incentive Plan, including the Company’s named executive officers, Lester R. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April 10, 2025, all of our directors (five persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 117 persons) were eligible to participate in the 2020 Long-Term Incentive Plan.
New Plan Benefits
Because the grant of awards under the 2020 Long-Term Incentive Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in 2020 Long-Term Incentive Plan. See “Executive Compensation — Compensation of Executive Officers, Outstanding Equity Awards at Fiscal Year-End 2024 and Compensation of Directors,” which provides information on the equity awards granted to the named executive officers in 2024 under the 2020 Long-Term Incentive Plan.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarize compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2022, 2023 and 2024 fiscal years. Note that compensation for our named executive officers other than our Chief Executive Officer (“CEO”) is reported as an average. For all periods presented below, Lester R. Brafman was our CEO, and Daniel G. Cohen and Joseph W. Pooler, Jr. were our non-CEO named executive officers.
Year	Summary compensation table total for CEO(1) ($)	Compensation actually paid to CEO(2) ($)	Average summary compensation table total for non-CEO named executive officers(3) ($)	Average compensation actually paid to non-CEO named executive officers(4) ($)	Value of initial fixed $100 investment based on total shareholder return(5) ($)	Net income(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	4,025,189	5,255,216	2,747,645	3,433,780	173	(129,000)
2023	2,013,825	1,730,332	1,532,849	1,380,977	93	(5,113,000)
2022	2,977,171	512,733	2,123,343	829,953	64	(13,389,900)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEO, for each corresponding year in the “Total” column of the Summary Compensation Table. Please refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Brafman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Brafman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Brafman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO ($)	Deduct Reported Value of Equity Awards(A) ($)	Add Equity Award Adjustments(B) ($)	Compensation Actually Paid to CEO ($)
2024	4,025,189	215,431	1,445,457	5,255,216
2023	2,013,825	142,847	(140,647)	1,730,332
2022	2,977,171	178,506	(2,285,932)	512,733

(A)
Represents the total of any amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(B)
The Equity Award Adjustments for each applicable year include the addition or subtraction, as applicable, of the following:

i.
add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

ii.
add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

iii.
add, for awards that are granted and vest in the same year, the fair value as of the vesting date;

iv.
add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

v.
subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year;

vi.
add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year;

vii.
deduct the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table; and

viii.
add, for all defined benefit and actuarial pension plans reported in the Summary Compensation Table the aggregate of:

a.
service cost, calculated as the actuarial present value of each named executive officer’s benefit under all such plans attributable to services rendered during the covered fiscal year; and

b.
prior service cost, calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the amendment.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments (as described immediately above) are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(a)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards Prior to the Vesting Date Not Otherwise Reflected in Fair Value or Total Compensation ($)	Service Costs and Prior Service Costs ($)	Total Equity Award Adjustments ($)
2024	218,385	896,140	—	54,558	—	276,374	—	1,445,457
2023	140,315	(532,631)	—	47,424	—	204,245	—	(140,647)
2022	175,974	(2,528,793)	—	29,310	—	37,577	—	(2,285,932)

(a)
Represents the change in fair market value as of the date of vesting for awards that vested in the applicable year as compared to the fair market value of such award as of the end of the prior year.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our Company’s non-CEO named executive officers, Daniel G. Cohen and Joseph W. Pooler, Jr., as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-CEO named executive officers as a group (i.e., Messrs. Cohen and Pooler), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-CEO named executive officers as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-CEO named executive officers as a group for each year to determine the compensation actually paid, using the same methodology described above in footnote (2):

Year	Average Reported Summary Compensation Table Total for Non-CEO named executive officers ($)	Deduct Average Reported Value of Equity Awards ($)	Add Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non- CEO named executive officers ($)
2024	2,747,645	186,843	872,978	3,433,780
2023	1,532,849	123,891	(27,980)	1,380,977
2022	2,123,343	154,818	(1,138,573)	829,953

(a)
The amounts deducted or added in calculating the total Average Equity Award Adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(a)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Service Costs and Prior Service Costs ($)	Total Equity Award Adjustments ($)
2024	189,405	505,422	—	30,276	—	147,875	—	872,978
2023	121,695	(288,146)	—	26,203	—	112,268	—	(27,980)
2022	152,622	(1,330,717)	—	17,319	—	22,203	—	(1,138,573)

(a)
Represents the change in fair market value as of the date of vesting for awards that vested in the applicable year as compared to the fair market value of such award as of the end of the prior year.

(5)
Total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income (loss) attributable to Cohen & Company Inc. Enterprise net income (loss) for the years ended 2024, 2023 and 2022 was $(486), $(9,191) and $(35,467), respectively, as reflected in our consolidated audited financial statements.

Relationship Between Pay and Performance
The following charts graphically describe the relationship of “compensation actually paid” to our CEO and the average for our non-CEO named executive officers in 2022, 2023 and 2024 relative to (i) the total shareholder return and (ii) our net income.

Compensation Actually Paid vs. Total Shareholder Return

Compensation Actually Paid (CAP) vs. Total Shareholder Return (TSR)
CAP ($ in Thousands)
TSR Value of Fixed $100 Investment
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$513
$830
$64
$1,730
$1,381
$93
$5,255
$3,434
$173
2022
2023
2024
CAP to CEO
Average CAP to Non CEO NEOs
Company TSR

Compensation Actually Paid vs. Net Income

Compensation Actually Paid (CAP) vs. Net Income
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
CAP ($ in Thousands)
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
(16,000)
Net Income ($ in Thousands)
2022
2023
2024
$513
$830
$1,730
$1,381
$5,255
$3,434
($13,389)
($5,113)
($129)
CAP to CEO
Average CAP to Non CEO NEOs
Income

COMPENSATION OF DIRECTORS
The Company generally uses cash-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company’s compensation policy, for serving as a director for the fiscal year ended December 31, 2024, our non-employee directors each received an annual cash fee of $82,500. The Chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive additional annual cash fees of $22,000, $4,250 and $4,250, respectively. Further, on December 20, 2024, each of our non-employee directors was awarded 1,100 unrestricted shares of our common stock having a grant date fair value of $10.21 per share.
Other than Mr. Brafman, no executive officer had any role in determining or recommending the amount or form of 2024 director compensation.
The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2024. Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, is not included in the table below as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown on the Executive Compensation Table above.
Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
G. Steven Dawson	$104,500	11,231	—	—	—	—	$115,731
Jack DiMaio	$82,500	11,231	—	—	—	—	$93,731
Jack Haraburda	$86,750	11,231	—	—	—	—	$97,981
Diana Louise Liberto	$86,750	11,231	—	—	—	—	$97,981

(1)
Amounts in this column represent annual Board fees and annual chair fees earned by non-employee directors for service in 2024.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

PROPOSAL FOUR — APPROVAL, ON AN ADVISORY BASIS, OF FREQUENCY OF VOTE TO
APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act provides that the Company’s stockholders have the opportunity once every six years to indicate how frequently the Company should seek stockholder approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. At our 2019 Annual Meeting, the Board of Directors recommended, and the stockholders approved on an advisory (non-binding) basis, that future advisory votes on named executive compensation occur once every three years. In light of the Board of Directors’ recommendation and the voting results at our 2019 Annual Meeting, with respect to this topic, the Board of Directors has held the “say on pay” vote once every three years. By voting on this Proposal Four, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur once every one, two, or three years.
Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.
We recognize that our stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.
The Company submits the following proposal:
“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal.
Because your vote on this Proposal Four is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in determining how frequently future stockholder advisory votes on the compensation of our named executive officers will occur.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS.

PROPOSAL FIVE — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.
Representatives of Grant Thornton LLP are expected to be present at the Company’s 2025 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES
During the years ended December 31, 2024 and December 31, 2023, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2024 and December 31, 2023 were as follows:
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees(1)	$864,987	$848,663
Audit-Related Fees(2)	21,900	22,500
Tax Fees	—	—
All Other Fees	45,940	—
Total Principal Accounting Firm Fees	$932,827	$871,163

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company’s 401(k) savings plan.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act. All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2024 and December 31, 2023 were pre-approved by the Audit Committee.
The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.
The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2024 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.
In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as subsequently superseded by Auditing Standard No. 1301.
In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2024 be included in the 2024 Form 10-K.
The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Ms. Liberto, Mr. Haraburda and Mr. Dawson, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Dawson is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held four meetings during fiscal year 2024. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”
Respectfully Submitted,
Audit Committee
G. Steven Dawson, Chairman
Diana Louise Liberto
Jack Haraburda

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our common stock, Series E Preferred Stock and Series F Preferred Stock as of April 10, 2025, the record date for the meeting, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, Series E Preferred Stock or Series F Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 10, 2025 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting power and investment power with respect to the stock set forth in the following table.
Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Series F Preferred Stock Beneficially Owned	Percent of Class(2)	Common Stock Beneficially Owned	Percent of Class(3)
Greater than 5% owners:
Edward E. Cohen(4)	—	—	—	—	105,484	5.1%
Directors and Named Executive Officers:
Lester R. Brafman(5)	—	—	—	—	275,702	13.4%
Daniel G. Cohen(6)	4,983,557	100%	22,429,541(7)	100%	4,274,548	69.3%
G. Steven Dawson(8)	—	—	—	—	30,016	1.5%
Jack J. DiMaio, Jr.	—	—	—	—	20,933	1.0%
Jack Haraburda	—	—	—	—	11,584	*
Diana Louise Liberto	—	—	—	—	15,638	*
Joseph W. Pooler, Jr.(9)	—	—	—	—	67,442	3.3%
All current executive officers and directors as a group (7 persons)(10)	4,983,557	100%	22,429,541	100%	4,695,863	76.15%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 10, 2025.

(2)
Based on 22,429,541 shares of the Series F Preferred Stock issued and outstanding on April 10, 2025.

(3)
Based on 2,054,674 shares of the Company’s common stock issued and outstanding on April 10, 2025.

(4)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the “Solomon Investment Partnership Shares”). Edward E. Cohen and Betsy Zubrow Cohen, his spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Edward E. Cohen and Betsy Zubrow Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Edward E. Cohen and Betsy Zubrow Cohen are father and the mother, respectively, of Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015 and information provided by the Company.
The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.
(5)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohn & Company, LLC. The common stock does not include an aggregate of 40,000 restricted shares of common stock previously granted to Mr. Brafman on October 22, 2020, all of which will vest and be delivered to Mr. Brafman on January 31, 2026, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.

The common stock does not include an aggregate of 138,831 shares of common stock into which 1,388,316 restricted LLC Units may become convertible into common stock. These restricted LLC Units were previously granted to Mr. Brafman on various dates under the 2020 Long-Term Incentive Plan and will vest and be delivered to Mr. Brafman between January 31, 2026 and January 31, 2028, in each case, so long as Mr. Brafman is employed by the Company or any of its subsidiaries on the applicable vesting dates.
The address for this stockholder is 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania, 19104.
(6)
Mr. Cohen is the Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC.

The common stock includes 4,017 shares held directly by Mr. Cohen. The common stock also includes 1,564,082 shares of common stock into which 15,640,819 LLC Units held directly by Mr. Cohen may be redeemed within 60 days from April 10, 2025 (the “Cohen LLC Shares”).
The common stock includes 80,000 shares of common stock (the “EBC Shares”) issued to EBC 2013 Family Trust (“EBC”), as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement. Mr. Cohen may be deemed a beneficial owner of EBC as the result of his being a trustee of EBC and because Mr. Cohen has sole voting power with respect to all shares held by the EBC.
The common stock includes 78,740 shares of common stock held by CBF as a result of Mr. Cohen being the sole owner and member of CBF. The common stock also includes 525,200 shares of common stock into which 5,252,002 LLC Units held by CBF may be redeemed within 60 days from April 10, 2025 (the “CBF Shares”).
The common stock includes 2,022,509 shares of common stock (the “DGC Trust Shares”) into which 20,225,095 LLC Units held by the DGC Family Fintech Trust (the “DGC Trust”) may be redeemed within 60 days from April 10, 2025. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.
The common stock does not include an aggregate of 162,200 shares of common stock into which 1,622,001 LLC Units previously granted to Mr. Cohen on various dates, and which will vest and be delivered to Mr. Cohen between January 31, 2026 and January 31, 2028 so long as Mr. Cohen is employed by the Company or any of its subsidiaries on the applicable vesting dates, may become convertible into common stock.
The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
(7)
Of the 22,429,541 shares of the Series F Preferred Stock issued and outstanding as of April 10, 2025, 12,549,273 shares were owned by Daniel G. Cohen directly, and 9,880,268 shares were owned by the DGC Trust. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust (including these 9,880,268 shares of Series F Preferred Stock) as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

(8)
Mr. Dawson is a director of the Company. Includes 1,100 shares of common stock held directly by Mr. Dawson and 28,916 shares of common stock held by Corriente Private Trust. Mr. Dawson is the grantor, primary trustee and sole beneficiary of Corriente Private Trust and has voting and investment control with respect to the securities held in Corriente Private Trust.

(9)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes (i) 5,167 restricted shares granted on December 20, 2022, all of which will vest on January 31, 2026 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries, (ii) 10,334 restricted shares granted on December 21, 2023, of which 5,167 shares and 5,167 shares will vest on January 31, 2026 and January 31, 2027, respectively, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries on the applicable vesting date, and (iii) 15,500 restricted shares granted on December 20, 2024, of which 5,166 shares, 5,167 shares and 5,167 shares will vest on January 31, 2026, January 31, 2027 and January 31, 2028, respectively, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries on the applicable vesting date.
(10)
The common stock includes the EBC Shares, the CBF Shares, the Cohen LLC Shares and the DGC Trust Shares, of which Daniel G. Cohen may be deemed to be a beneficial owner, as described in note (6) above.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2024 fiscal year.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION
This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.
Code of Business Conduct and Ethics
We have established a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:
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Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

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Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

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Promote compliance with applicable governmental laws, rules and regulations;

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Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

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Promote accountability for adherence to the Code of Ethics;

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Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

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Provide mechanisms to report unethical conduct; and

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Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.
The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.
Director Independence
Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: G. Steven Dawson, Jack Haraburda and Diana Louise Liberto. Our Board of

Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and JKD Capital Partners I LTD (“JKD Investor”) (see “Certain Relationships and Related Party Transactions — JKD Investor”).
It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2024, the Company’s independent directors met separately without management directors two times.
Leadership Structure
The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Executive Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the Company’s needs and leadership at a given point in time.
As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs.
Role of the Board in Risk Oversight
The Board of Directors, as a whole, has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chair of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area.
The Board committees also oversee and evaluate particular areas of risk assessment and risk management within their respective areas of responsibility. The Audit Committee oversees risks related to the integrity of our financial reporting, the performance of our independent auditors, and the company’s compliance with legal and regulatory requirements. The Compensation Committee oversees risks related to the compensation of our directors and officers, our overall compensation structure, and related policies and programs. The Nominating and Corporate Governance Committee oversees risks related to our corporate governance practices and the performance and composition of our Board. See “Committees of the Board of Directors” below for further information on our Board committees. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.
Recommendation of Nominees to Our Board of Directors
Subject to the rights of certain stockholders to nominate directors (see Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.
Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.
Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, in accordance with the requirements set forth in the Company’s charter and Bylaws. The submission of stockholder nominees for director for inclusion in our proxy materials for our 2025 Annual Meeting of Stockholders must have been received by our Secretary at our principal executive offices no later than December 20, 2024.
Communications with Our Company
Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.
Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting
Although director attendance at our annual meeting of stockholders each year is strongly encouraged, we do not have an attendance policy. Messrs. Dawson and Haraburda and Ms. Liberto attended our 2024 Annual Meeting of Stockholders.
Anti-Hedging Practices
Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging transactions in connection with our securities. Further, any such transactions would need to comply with our insider trading policy, as applicable.
Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and others that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS
Meetings of the Board of Directors
During fiscal year 2024, our Board of Directors held four meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2024.
Committees of the Board of Directors
The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.
Audit Committee
We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the current members of our Audit Committee is “independent” within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that Mr. Dawson is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met six times in 2024. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during fiscal year 2024.
Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.
Compensation Committee
The current members of the Compensation Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE American.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee: (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends any changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under the 2020 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.
The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met two times in 2024. All of the committee members attended the meeting of our Compensation Committee held during fiscal year 2024.
Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Ms. Liberto is the Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE American.
The Nominating and Corporate Governance Committee’s primary functions are to: (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.
The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met two times in 2024. All of the committee members attended the meeting of our Nominating and Corporate Governance Committee held during fiscal year 2024.

EXECUTIVE OFFICERS
Set forth below is information regarding our executive officers as of April 10, 2025.
Name	Age	Position
Lester R. Brafman	62	Chief Executive Officer
Daniel G. Cohen	55	Executive Chairman
Joseph W. Pooler, Jr.	59	Executive Vice President, Chief Financial Officer and Treasurer
Lester R. Brafman, age 62, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman also serves as Chairman of the Board of Directors of our French subsidiary, Cohen & Company Financial (Europe) S.A., an investment services provider authorized and regulated by the French Prudential Supervision and Resolution Authority, and has served in such capacity since July 2021. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including: Leveraged Finance Sales; Chief Operating Officer of Global Credit and Mortgage Trading; and Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.
Daniel G. Cohen, age 55, has served as the Executive Chairman of the Company since May 24, 2022. See Proposal One — Election of Directors, “Names of the Director Nominees and Biographical Information; Qualifications” above for Mr. Cohen’s biographical information.
Joseph W. Pooler, Jr., age 59, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009, as Cohen & Company, LLC’s Chief Financial Officer since November 2007 and as its Chief Administrative Officer since May 2007. Mr. Pooler previously served as Chief Accounting Officer and Treasurer of the Insurance SPAC from March 2018 until the Insurance SPAC Merger in October 2020 and as Chief Financial Officer and Treasurer of the Insurance SPAC II from July 2020 until the Insurance SPAC II Merger in February 2021. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a Company managed company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).
No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has identified the following related party transactions since January 1, 2024. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.
A. JKD Investor
JKD Capital Partners I LTD (“JKD Investor”) is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors, and his spouse.
On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the “JKD Investment Agreement”) with JKD Investor, pursuant to which JKD Investor agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016, an additional $1,000 was invested into Cohen & Company, LLC on January 25, 2017, and an additional $1,268 was invested into Cohen & Company, LLC on January 9, 2019. Additional information regarding JKD Investor’ investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in notes 4, 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2024 in the 2024 Form 10-K.
Effective September 1, 2024, JKD Investor and the Cohen & Company LLC entered into a Redemption Agreement, which terminated the JKD Investment Agreement in its entirety. As of September 1, 2024, the investment balance under the JKD Investment Agreement was $7,719. Pursuant to the Redemption Agreement, Cohen & Company LLC (i) paid $2,573 of the investment balance in cash, and (ii) issued a senior promissory note (the “2024 JKD Note”) in the aggregate principal amount of $5,146, representing the remaining balance then-payable under the JKD Investment Agreement. The 2024 JKD Note bears interest at 12% and its principal is to be repaid as follows: (i) $2,573 of the principal amount will be due and payable on August 31, 2025, and (ii) $2,573 will be due and payable on August 31, 2026. The 2024 JKD Note may not be prepaid in whole or in part prior to January 31, 2025. The 2024 JKD Note may, with at least 31 days’ prior written notice to the holder of the 2024 Note, be prepaid in whole or in part at any time following January 31, 2025, without penalty or premium.
In connection with the JKD Investment Agreement, as amended, the Company incurred interest expense related to investment returns to JKD Investor equal to $310 in 2024 and $491 in 2023. In connection with the 2024 JKD Note, the Company incurred interest expense equal to $206 in 2024.
On January 31, 2020, Cohen & Company, LLC, entered into a Note Purchase Agreement (the “JKD Purchase Agreement”), by and among Cohen & Company, LLC, JKD Investor and RN Capital Solutions LLC (“RNCS”). Pursuant to the JKD Purchase Agreement, among other things, (i) JKD Investor purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “JKD Note”); and (ii) RNCS purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “RNCS Note”).
On January 31, 2022, Cohen & Company, LLC and JKD Investor entered into a Note Purchase Agreement (the “2022 JKD Purchase Agreement”), pursuant to which, among other things, on such date, (i) JKD Investor paid to Cohen & Company, LLC an additional $2,250, and (ii) in consideration for such funds, Cohen & Company, LLC issued to JKD Investor an Amended and Restated Senior Promissory Note in the aggregate principal amount of $4,500 (the “Amended and Restated JKD Note”), which Amended and Restated JKD Note amended and restated the JKD Note in its entirety. Pursuant to the 2022 JKD Purchase Agreement, Cohen & Company, LLC paid in full all amounts outstanding under the RNCS Note on January 31, 2022. Additional information regarding JKD Investor’s investment in Cohen & Company, LLC pursuant to the Amended and Restated Note is included in note 20 to the Company’s audited financial statements for the year ended December 31, 2024 in the 2024 Form 10-K. The Company incurred interest expense relating to the JKD Note in the amount of $534 in 2024 and $450 in 2023.
On January 5, 2024, the Cohen & Company, LLC and JKD Investor entered into the Amendment No. 1 to Amended and Restated JKD Note, pursuant to which the Amended and Restated JKD Note was amended to (A) extend (i) the maturity date thereof from January 31, 2024 to January 31, 2026, (ii) the date following which the Amended and Restated JKD Note may be redeemed by JKD Investor from January 31, 2023 to January 31, 2025, and (iii) the date following which the Amended and Restated JKD Note may be prepaid by the Cohen & Company, LLC from January 31, 2023 to January 31, 2025; and (B) increase the interest rate payable under the Amended and Restated JKD Note from 10% per annum to 12% per annum effective as of January 31, 2024.
B. Duane Morris, LLP (“Duane Morris”)
Duane Morris is an international law firm and serves as legal counsel to the Company. Duane Morris is considered a related party because a partner at Duane Morris is a member of the same household as Diana Liberto, a director of the Company. Expense incurred by the Company for services provided by Duane Morris were $632 in 2024 and $432 in 2023.
C. Stoa USA Inc./FlipOs (“FlipOs”)
FlipOs, a tech platform for real estate investors, has been identified as a related party because Daniel G. Cohen is a director of the entity. As of December 31, 2023, the Company had made cumulative investments of $847 in Stoa USA Inc. / FlipOS. During the year ended December 31, 2023, Stoa USA Inc. / FlipOS announced that it had ceased operations. The Company wrote off its investment during the year ended December 31, 2023 and recorded a principal transactions loss. The Company had no remaining investment in Stoa USA Inc. / FlipOS as of December 31, 2023. The Company recognized a loss on this investment of $(6,847) for the year ended December 31, 2023.
D. Directors and Employees
In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company’s Chief Financial Officer (each of which is described above), the Company has entered into its standard indemnification agreement with each of its directors and executive officers.
The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $438 and $396 for the years ended December 31, 2024 and 2023, respectively.
On February 1, 2023, Daniel G. Cohen, the Company’s Executive Chairman, redeemed 479,380 LLC Units for which the Company paid to Mr. Cohen an aggregate of $421, or $0.878 per LLC Unit. The LLC Units were so redeemed by Mr. Cohen in order to fund certain tax liabilities incurred by Mr. Cohen in connection with the vesting, on January 31, 2023, of 967,830 restricted LLC Units which had been previously granted to Mr. Cohen under the 2020 Long-Term Incentive Plan.
On February 1, 2023, Lester Brafman, the Company’s Chief Executive Officer, redeemed 470,330 LLC Units for which the Company paid to Mr. Cohen an aggregate of $413, or $0.878 per LLC Unit. The LLC Units were so redeemed by Mr. Brafman in order to fund certain tax liabilities incurred by Mr. Brafman in connection with the vesting, on January 31, 2023, of 470,330 restricted LLC Units and 49,750 restricted shares of the Company’s common stock, all of which had been previously granted to Mr. Brafman under the 2020 Long-Term Incentive Plan.
On February 1, 2024, Daniel G. Cohen, the Company’s Executive Chairman, redeemed 443,474 LLC Units for which the Company paid to Mr. Cohen an aggregate of $315, or $0.711 per LLC Unit. The LLC Units were so redeemed by Mr. Cohen in order to fund certain tax liabilities incurred by Mr. Cohen in connection with the vesting, on January 31, 2024, of 940,669 restricted LLC Units which had been previously granted to Mr. Cohen under the 2020 Long-Term Incentive Plan.
On February 1, 2024, Lester Brafman, the Company’s Chief Executive Officer, redeemed 483,301 LLC Units for which the Company paid to Mr. Cohen an aggregate of $344, or $0.711 per LLC Unit. The LLC Units were so redeemed by Mr. Brafman in order to fund certain tax liabilities incurred by Mr. Brafman in connection with the vesting, on January 31, 2024, of 540,633 restricted LLC Units and 40,000 restricted shares of the Company’s common stock, all of which had been previously granted to Mr. Brafman under the 2020 Long-Term Incentive Plan.

On February 5, 2025, Daniel G. Cohen, the Company’s Executive Chairman, redeemed 460,679 LLC Units for which the Company paid to Mr. Cohen an aggregate of $457, or $0.991 per LLC Unit. The LLC Units were so redeemed by Mr. Cohen in order to fund certain tax liabilities incurred by Mr. Cohen in connection with the vesting, on January 31, 2025, of 1,011,001 restricted LLC Units which had been previously granted to Mr. Cohen under the 2020 Long-Term Incentive Plan.
On February 5, 2025, Lester Brafman, the Company’s Chief Executive Officer, redeemed 502,053 LLC Units for which the Company paid to Mr. Cohen an aggregate of $498, or $0.991 per LLC Unit. The LLC Units were so redeemed by Mr. Brafman in order to fund certain tax liabilities incurred by Mr. Brafman in connection with the vesting, on January 31, 2025, of 610,996 restricted LLC Units and 40,000 restricted shares of the Company’s common stock, all of which had been previously granted to Mr. Brafman under the 2020 Long-Term Incentive Plan.
Solomon Cohen & Vellar Opportunities GP LLC
Solomon Cohen has been identified as a related party because he is the son of Daniel G. Cohen.
On February 25, 2025, Cohen & Company, LLC entered into (i) a Limited Liability Company Interest Purchase Agreement with Solomon Cohen and Jason Capone (the “Vellar Purchase Agreement”); and (ii) a Transition Services Agreement (the “Vellar Transition Services Agreement” and, together with the Vellar Purchase Agreement, the “Vellar Agreements”) with Vellar Opportunities GP LLC, a Delaware limited liability company (“Vellar GP”).
Prior to entering into the Vellar Agreements, Cohen & Company, LLC was the managing member and owner of 33.4% of Vellar GP and each of Solomon Cohen and Jason Capone was the owner of 33.3% of Vellar GP.
The Vellar GP is the general partner of Vellar Opportunities Fund, LP (the “Onshore Feeder”) and Cohen & Company Financial Management, LLC was the investment manager of the Onshore Feeder as well as the Vellar Opportunities Fund Offshore, Ltd (the “Offshore Feeder” collectively with the Onshore Feeder, the “Feeder Funds”) and Vellar Opportunities Fund Master, Ltd. (the “Vellar Master Fund”), an investment fund which primarily invested in the equity interests of SPACs and, in certain circumstances, SPAC sponsor entities, including SPACs sponsored by Cohen & Company, LLC, Cohen Circle, LLC (formerly FinTech Masala, LLC ) (see note 31D to our consolidated financial statements included in the 2024 Form 10-K for further information regarding Cohen Circle, LLC) and third parties. Prior to March 31, 2023, the Vellar GP had an investment in the Vellar Master Fund, the potential to earn incentive fees, and did not consolidate the Vellar Master Fund. Effective April 1, 2023, all of the investors in the Vellar Master Fund, other than Vellar GP, redeemed all of their interests in the Vellar Master Fund. As a result, effective April 1, 2023, the Vellar GP became the sole owner of the Vellar Master Fund and began consolidating it. Effective April 1, 2023, Cohen & Company, LLC began consolidating the Vellar Master Fund as well. Vellar GP continued to run a principal investing business after April 1, 2023. In 2023 and 2024, the members of Vellar GP, including Solomon Cohen and Cohen & Company, LLC received distributions of earnings from Vellar GP. Solomon Cohen received distributions of $3,976 during 2023 and $3,304 in 2024.
The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2024 in connection with Solomon Cohen’s investments in the Vellar GP allocable to Solomon Cohen in 2023 was $7,377 and $317 in 2024. The total net income/(loss) attributable to the non-controlling interest recognized by the Company in connection with Solomon Cohen’s investments in the Vellar GP allocable to Solomon Cohen through March 31, 2025 was $432.
Prior to the execution of the Vellar Agreements on February 25, 2025, Solomon Cohen was employed by the Company as a Portfolio Manager of the Company’s investment advisor subsidiary, Cohen & Company Financial Management, LLC. In connection with Solomon Cohen’s employment with the Company, the Company paid to Solomon Cohen an aggregate of $59 and $459 and in compensation and discretionary bonuses for 2024 and 2023, respectively.
Pursuant to the Vellar Purchase Agreement, Cohen & Company, LLC sold half of its 33.4% interest in Vellar GP to each of Solomon Cohen and Jason Capone for an aggregate of $10. In connection with the execution of the Vellar Purchase Agreement, Solomon Cohen resigned from all positions he held at the

Company, effective February 25, 2025. As of February 25, 2025 and as a result of the consummation of the transactions contemplated by the Vellar Purchase Agreement, the Company no longer had any investment in Vellar GP. Pursuant to the Vellar Purchase Agreement, Cohen & Company LLC resigned as the managing member of Vellar GP, effective February 25, 2025.
Pursuant to the Vellar Transition Services Agreement, in exchange for Cohen & Company, LLC’s agreement to provide certain transitional services to Vellar GP, Vellar GP agreed to pay to Cohen & Company, LLC certain revenue share amounts up to an aggregate of $4,234 and (ii) agreed to decrease the amount which Cohen & Company, LLC had previously agreed to pay to Vellar GP in connection with the funding of certain Vellar GP litigation expenses from $2,121 to $1,084.
Solomon Cohen was also the Portfolio Manager of the Company’s SPAC Series Funds. In connection with this role, Solomon Cohen was able to acquire interests in founders shares of SPACs which are not sponsored by the Company in the following two ways: (i) Solomon Cohen would purchase an equity interest in one of the Company’s consolidated subsidiaries for a nominal amount and such consolidated subsidiary will acquire founders shares of the applicable SPAC; and (ii) Solomon Cohen would purchase for a nominal amount an equity interest in a third party sponsor entity in which the Company would also invest. When a SPAC completes its business combination, the SPAC founders shares are converted into common shares of the post-business combination public company, and eventually distributed by our consolidated subsidiary (in the case of subclause (i) above) or by the sponsor (in the case of subclause (ii) above). See note 3X to the Company’s audited financial statements for the year ended December 31, 2024 in the 2024 Form 10-K for a description of how the Company accounts for its interests in SPACs. The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2023 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen was $2,049. The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2024 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen was $3,830. The total net income/(loss) attributable to the non-controlling interest recognized by the Company in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen through March 31, 2025 was $495.
Cohen & Company, LLC made cash distributions to Solomon Cohen of $0 and $85 during the years ended December 31, 2023 and 2024 respectively. Cohen & Company, LLC made a cash distribution to Solomon Cohen of $422 during the first quarter of 2025 of founder share interests allocable to Solomon Cohen. Cohen & Company, LLC made in-kind distributions to Solomon Cohen of $863 during the year ended December 31, 2023 of founder share interests allocable to Solomon Cohen. Cohen & Company, LLC made in-kind distributions to Solomon Cohen of $42 during the year ended December 31, 2024 of founder share interests allocable to Solomon Cohen. In-kind distributions in the amount of $163 were made by Cohen & Company, LLC to Solomon Cohen in the first quarter of 2025.
The following table shows the common shares of post-business combination public companies that were allocable to Solomon Cohen per (i) and (ii) above, due to his role as Portfolio Manager of the Company for business combinations that occurred during 2023, 2024 and in the quarter ended March 31, 2025. This does not include founders shares in pre-merger SPACs allocable to Solomon Cohen. Most of these shares were subject to sale restrictions at the date of the merger and some still are as of the date of this proxy statement.

SPAC	Business Combination Target	Post-Business Combination Trading Symbol	Business Combination Closing Date	Founder Shares Allocable to Solomon Cohen	Trading Price as of April 10, 2025
Athena Consumer Acquisition Corp.	Next.e.GO N.V.	NASDAQ: EGOX	October 19, 2023	120,940	$0.0001
OmniLit Acquisition Corp.	Syntec Optics Holdings, Inc.	NASDAQ: OPTX	November 7, 2023	102,304	$1.07
10X Capital Venture Acquisition Corp II	African Agriculture Holdings Inc.	NASDAQ: AAGR	December 6, 2023	357,127	$0.0001
Innovative International Acquisition Corp.	Zoomcar Holdings, Inc.	NASDAQ: ZCAR	December 28, 2023	197,492	$3.35
Newcourt Acquisition Corp.	Psyense Biomedical Ltd.	NASDAQ: PBM	January 25, 2024	7,500	$0.452
Phoenix Biotech Acquisition Corp.	CERo Therapeutics Holdings Inc.	NASDAQ: CERO	February 14, 2024	167	$0.77
FTAC Emerald Acquisition Corp.	Fold Holdings, Inc.	NASDAQ: FLD	February 14, 2024	36,804	$4.00
Armada Acquisition Corp. I	Rezolve Ai Limited	NASDAQ: RZLV	August 15, 2024	16,654	$1.13
Semper Paratus Acquisition Corp.	Tevogen Bio Holdings Inc.	NASDAQ: TVGN	February 14, 2024	116,667	$1.00
Sizzle Acquisition Corp.	Critical Metals Corp.	NASDAQ: CRML	February 22, 2024	99,659	$1.54
DHC Acquisition Corp.	Brand Engagement Network Inc.	NASDAQ: BNAI	March 14, 2024	393,952	$0.29
HCM Investor Holdings, LLC	Murano Global Investments PLC	NASDAQ: MRNO	March 20, 2024	347,849*	$9.50

*
This amount is an estimate and may be subject to a downward adjustment based on the amount ultimately allocated to Solomon Cohen by the SPAC sponsor.

Policies Regarding Related Party Transactions
Pursuant to the Company’s Code of Conduct (the “Code of Conduct”), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an “Authorizing Body”), no: (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest; or (d) affiliate of any of the foregoing (each a “Related Party”) may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company’s or any of its subsidiaries’ assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a “Related Party Transaction”).
A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.
A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

OTHER MATTERS
As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the attached proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS
Stockholder proposals intended to be included in our proxy statement and form of proxy for our 2026 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices at 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, Attention: Investor Relations, no later than December 18, 2025, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of the 2025 Annual Meeting of Stockholders, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.
Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2025 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2026.
A paper copy of our Bylaws is available upon request to: Cohen & Company, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, Attention: Investor Relations. You also may access the EDGAR version of our Bylaws on our website at http://www.cohenandcompany.com and on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2024 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2024, free of charge, to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

ANNEX A
AMENDMENT NO. 3 TO THE
COHEN & COMPANY INC. INC.
2020 LONG-TERM INCENTIVE PLAN
This AMENDMENT NO. 3 TO THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Cohen & Company Inc., a Maryland corporation (the “Company”), is dated as of March 28, 2025 (the “Effective Date”).
WHEREAS, the Company maintains the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “Plan”);
WHEREAS, the Board has deemed it in the best interests of the Company to amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares of the Company’s common stock, par value $0.01 per share, available for Awards under the Plan from 1,900,000 shares to 2,500,000 shares, subject to Stockholder Approval (as defined below);
WHEREAS, in accordance with the requirements of the NYSE American, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2025 annual meeting of stockholders; and
WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.
AMENDMENT
1.   Amendment of Section 4.1(a).   Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken in its entirety and replaced with the following:
“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 2,500,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”
2.   Amendment of Section 4.2.   Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken in its entirety and replaced with the following:
“4.2 Options. Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 2,500,000 Shares may be granted under the Plan.”
3.   Other Matters.   Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

COHEN & COMPANY INC.
2020 LONG-TERM INCENTIVE PLAN
Cohen & Company Inc., a Maryland corporation (the “Company”), wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the “Plan”) is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.
1.   DEFINITIONS
Whenever used herein, the following terms shall have the meanings set forth below:
“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion.
“Award” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.
“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.
“Board” means the Board of Directors of the Company.
“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.
“Change in Control” means the happening of any of the following:
(i)   any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but excluding Daniel G. Cohen, any member of Daniel G. Cohen’s immediate family, the DGC Family Fintech Trust, the Company, Cohen & Company, LLC, any entity or person controlling, controlled by or under common control with Daniel G. Cohen, any member of Daniel G. Cohen’s immediate family, the DGC Family Fintech Trust, the Company, Cohen & Company, LLC, any employee benefit plan of the Company, Cohen & Company, LLC or any such entity, and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the any of the foregoing persons or entities is a member), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company, Cohen & Company, LLC or any of their respective subsidiaries); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering or a subsequent public offering of the Common Stock under the Securities Act of 1933, as amended; or
(ii)   any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);
(iii)   there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or
(iv)   the members of the Board of Directors of the Company at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of the Company; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of the Company then still in office who were members of the Board of Directors of the Company at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate which expressly provides for the definition of a change in control of the Company, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company.
Notwithstanding the foregoing, if an event constitutes a Change in Control as described above but does not constitute a “change in the ownership”, “change in effective control” or “change in the ownership of a substantial portion of the assets” of the Company, as such terms are defined in Treasury Regulations § 1.409A-3 (or other applicable guidance issued under Section 409A of the Code) then such event shall not be deemed a Change in Control to the extent that it would result in the imposition of the 20% excise tax as set forth in Section 409A(a)(1)(B). Such event may however, continue to constitute a Change in Control to the extent possible (e.g., vesting without an acceleration of distribution) without causing the imposition of such 20% tax.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board.
“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.
“Company” means Cohen & Company Inc., a Maryland corporation.
“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.
“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.
“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.
“Grantee” means an Eligible Person granted Restricted Stock, RSUs, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.
“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.
“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.
“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.
“Participant” means a Grantee or Optionee.
“Performance Goals” has the meaning set forth in Section 10.
“Plan” means the Company’s 2020 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.
“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.
“Restricted Stock Unit” or “RSU” means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.
“RSU Value,” per RSU, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.
“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.
“Securities Act” means the Securities Act of 1933, as amended.
“Settlement Date” means the date determined under Section 7.4(c).
“Shares” means shares of Common Stock of the Company.
“Stock Appreciation Right” means an Option described in Section 5.7.
“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company or by another subsidiary of the Company. In the event the Company becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.
“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.
“Termination Event” means a Change in Control.
“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries and Affiliates.
2.   EFFECTIVE DATE AND TERMINATION OF PLAN
The effective date of the Plan is April 7, 2020. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.
3.   ADMINISTRATION OF PLAN
(a)   The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.
(b)   Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

(c)   The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.
4.   SHARES AND UNITS SUBJECT TO THE PLAN.
4.1   In General.
(a)   Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 600,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.
(b)   Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.
(c)   The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.
4.2   Options.
Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 600,000 Shares may be granted under the Plan.
5.   PROVISIONS APPLICABLE TO STOCK OPTIONS.
5.1   Grant of Option.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2   Option Price.
The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.
5.3   Period of Option and Vesting.
(a)   Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.
(b)   Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.
5.4   Exercisability Upon and After Termination of Optionee.
(a)   Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).
(b)   Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.
(c)   Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.
5.5   Exercise of Options.
(a)   Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.
(b)   Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6   Payment.
(a)   The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:
(i)   certified or bank cashier’s check;
(ii)   subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;
(iii)   if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or
(iv)   if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or
(v)   by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.
(b)   Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.
(c)   The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.
5.7   Stock Appreciation Rights.
(a)   The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.
(b)   Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.
(c)   In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company’s stockholders.
5.8   Exercise by Successors.
An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.
5.9   Nontransferability of Option.
Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company’s stockholders.
5.10   Deferral.
The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have RSUs subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.
5.11   Certain Incentive Stock Option Provisions.
(a)   In no event may an Incentive Stock Option be granted other than to employees of the Company or a “subsidiary corporation” or a “parent corporation,” as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.
(b)   If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.
(c)   The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.
6.   PROVISIONS APPLICABLE TO RESTRICTED STOCK.
6.1   Grant of Restricted Stock.
(a)   In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.
(b)   Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2   Certificates/Book Entry.
(a)   Unless otherwise provided by the Committee, a “book entry” (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock.
(b)   If the Shares of Restricted Stock are not evidenced in “book entry” form in accordance with Section 6.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COHEN & COMPANY INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF COHEN & COMPANY INC. AT CIRA CENTRE, 2929 ARCH STREET, SUITE 1703, PHILADELPHIA, PENNSYLVANIA 19104.
(c)   The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).
6.3   Restrictions and Conditions.
Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(i)   Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.
(ii)   Except as provided in the foregoing clause (i), below in this clause (ii), or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited).
Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.
(iii)   Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates)

for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.
(iv)   Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.
7.   PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.
7.1   Grant of RSUs.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of RSUs to Eligible Persons and (ii) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.
7.2   Term.
The Committee may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.
7.3   Vesting.
RSUs shall vest as provided in the applicable Award Agreement.
7.4   Settlement of RSUs.
(a)   Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.
(b)   Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.
(c)   Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.
(i)   Notwithstanding Section 7.4(c), the Committee may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(ii)   Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.
(d)   Notwithstanding the other provisions of this Section 7, and unless otherwise provided in the applicable Award Agreement, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.
(e)   Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:
(i)   through reimbursement or compensation by insurance or otherwise,
(ii)   by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
(iii)   by future cessation of the making of additional deferrals under Section 7.4(b) and 7.4(c).
Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.
7.5   Other RSUs Provisions.
(a)   Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.
(b)   A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder (if any) shall be made to the Grantee’s estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.
(c)   The Committee may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
(d)   Notwithstanding any other provision of this Section 7, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.
(e)   No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.

8.   PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.
8.1   Grant of Dividend Equivalent Rights.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.
8.2   Certain Terms.
(a)   The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.
(b)   Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.
(c)   Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.
(d)   The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.
8.3   Other Types of Dividend Equivalent Rights.
The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.
8.4   Deferral.
The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
9.   OTHER EQUITY-BASED AWARDS.
The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in Subsidiaries, as applicable.
10.   PERFORMANCE GOALS.
The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied.
11.   TAX WITHHOLDING.
11.1   In General.
The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of RSUs or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).
11.2   Share Withholding.
(a)   Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.
(b)   Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.
(c)   Upon the making of a distribution in respect of RSUs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.
11.3   Withholding Required.
Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any RSU or Dividend Equivalent Right.
12.   REGULATIONS AND APPROVALS.
(a)   The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
(b)   The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.
(c)   Each grant of Options, Restricted Stock, RSU (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.
(d)   In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.
(e)   Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.
13.   INTERPRETATION AND AMENDMENTS; OTHER RULES.
The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, RSUs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.
14.   CHANGES IN CAPITAL STRUCTURE.
(a)   If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:
(i)   the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and
(b) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, RSUs and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, RSUs and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and RSU Value, and (D) performance-based criteria established in connection with Awards; provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.
To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.
(c)   Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(c).
(d)   If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(c).
(e)   If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.
(f)   The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.
(g)   Other than as otherwise permitted under this Section 14, without the prior approval of the Company’s stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a

Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.
15.   MISCELLANEOUS.
15.1   No Rights to Employment or Other Service.
Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries or Affiliates or interfere in any way with the right of the Company, the Subsidiaries or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.
15.2   Right of First Refusal; Right of Repurchase.
At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.
15.3   No Fiduciary Relationship.
Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Company, Subsidiaries or any other person or entity, on the other.
15.4   Section 409A.
This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of the Participant.
15.5   Claims Procedures.
(a)   To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:
(i)   approve the claim and take appropriate steps for satisfaction of the claim; or
(ii)   if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 15.5 as the provision setting forth the claims procedure under the Plan.
(b)   The claimant may request a review of any denial of such claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim.
Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.
15.6   No Fund Created.
Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 15.6 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, RSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the RSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.
15.7   Notices.
All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.7.
15.8   Exculpation and Indemnification.
The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
15.9   Captions.
The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.10   Governing Law.
THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A
PERFORMANCE CRITERIA
Performance-Based Awards may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.
Performance Goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria.
The foregoing Performance Goals may be stated in absolute terms or may be expressed relative to performance in a specified prior period or to the performance of other specified enterprises. In addition, the Committee may utilize as an additional performance measure, the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. To the extent specified by the Committee in an Award or by other action taken by the Committee at the time Performance Goals for a performance period are established, the measurement of specified performance goals may be subject to adjustment to exclude items of gain, loss or expense that are determined to be extraordinary or unusual in nature, infrequent in occurrence, related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards published by the Financial Accounting Standards Board (or any predecessor or successor body) from time to time. In addition, equitable adjustments will be made to any performance goal related to Company stock (e.g., earnings per share) to reflect changes in corporate capitalization, including, without limitation, stock splits and reorganizations.

AMENDMENT NO. 1 TO THE
COHEN & COMPANY INC. INC.
2020 LONG-TERM INCENTIVE PLAN
This AMENDMENT NO. 1 TO THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Cohen & Company Inc., a Maryland corporation (the “Company”), is dated as of April 1, 2021 (the “Effective Date”).
WHEREAS, the Company maintains the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the “Plan”);
WHEREAS, the Board has deemed it in the best interests of the Company to amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares of the Company’s common stock, par value $0.01 per share, available for Awards under the Plan from 600,000 shares to 1,200,000 shares, subject to Stockholder Approval (as defined below); and
WHEREAS, in accordance with the requirements of the NYSE American, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2021 annual meeting of stockholders; and
WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.
AMENDMENT
1.   Amendment of Section 4.1(a).   Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken in its entirety and replaced with the following:
“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,200,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”
2.   Amendment of Section 4.2.   Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken in its entirety and replaced with the following:
“4.2 Options. Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 1,200,000 Shares may be granted under the Plan.”
3.   Other Matters.   Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

AMENDMENT NO. 2 TO THE
COHEN & COMPANY INC. INC.
2020 LONG-TERM INCENTIVE PLAN
This AMENDMENT NO. 2 TO THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Cohen & Company Inc., a Maryland corporation (the “Company”), is dated as of March 29, 2022 (the “Effective Date”).
WHEREAS, the Company maintains the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “Plan”);
WHEREAS, the Board has deemed it in the best interests of the Company to amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares of the Company’s common stock, par value $0.01 per share, available for Awards under the Plan from 1,200,000 shares to 1,900,000 shares, subject to Stockholder Approval (as defined below);
WHEREAS, in accordance with the requirements of the NYSE American, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2022 annual meeting of stockholders; and
WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.
AMENDMENT
1.   Amendment of Section 4.1(a).   Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken in its entirety and replaced with the following:
“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,900,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”
2.   Amendment of Section 4.2.   Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken in its entirety and replaced with the following:
“4.2 Options. Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 1,900,000 Shares may be granted under the Plan.”
3.   Other Matters.   Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

SCAN TOVIEW MATERIALS & VOTE w COHEN & COMPANY INC.2929 ARCH STREETSUITE 1703PHILADELPHIA, PA 19104 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/COHN2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV67953-P31233COHEN & COMPANY INC. ForAllWithholdAllFor AllExcept To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.1. Election of DirectorsNominees: 01) Daniel G. Cohen02) G. Steven Dawson03) Jack J. DiMaio, Jr.04) Jack Haraburda05) Diana Louise Liberto The Board of Directors recommends you vote3 Years on the following proposal: 3 Years 2 Years 1 Year Abstain 4. To vote, on a nonbinding advisory basis, on thefrequency of the advisory vote to approve thecompensation of the named executive officers ofthe Company. The Board of Directors recommends you vote FOR thefollowing proposal:For Against Abstain 2. To approve Amendment No. 3 to the Cohen & CompanyInc. 2020 Long-Term Incentive Plan to increase thenumber of shares of the Company’s common stockauthorized for issuance thereunder from 1,900,000shares to 2,500,000 shares. The Board of Directors recommends you vote FOR thefollowing proposal:For Against Abstain The Board of Directors recommends you vote FOR thefollowing proposal:For Against Abstain 5. To ratify the appointment of Grant Thornton LLP as theCompany's independent registered public accountingfirm for the year ending December 31, 2025. 3. To approve, on a nonbinding advisory basis, thecompensation of the named executive officers of theCompany, as disclosed in the proxy statement. NOTE: In their discretion, the proxies are authorized to voteupon such other matters which may properly come before theannual meeting or any adjournments or postponements thereof.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILLBE CAST AS DIRECTED.IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED,THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILLBE CAST FOR EACH DIRECTOR NOMINEE; FOR PROPOSALS 2, 3AND 5; AND EVERY THREE YEARS FOR PROPOSAL 4. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2024 Annual Report are available at www.proxyvote.com. V67954-P31233 COHEN & COMPANY INC. Annual Meeting of StockholdersJune 4, 2025 at 10:00 A.M., Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the "Company"), hereby appointsJoseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2025 Annual Meeting of Stockholders to be held on June 4, 2025 at 10:00 A.M., Eastern Time, via the Internet at www.virtualshareholdermeeting.com/COHN2025, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO; FOR PROPOSALS 2, 3 AND 5;AND 3 YEARS FOR PROPOSAL 4.Continued and to be signed on reverse side